                                Exhibit 99.1

                                                                EXECUTION COPY

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                 as Depositor

                           MortgageIT TRUST 2004-1,
                                  as Issuer

                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                             as Indenture Trustee

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
               as Master Servicer and Securities Administrator

                                     and

                          EMC MORTGAGE CORPORATION,
                            as Seller and Company

                 ----------------------------------------------

                         SALE AND SERVICING AGREEMENT

                        Dated as of September 30, 2004

                 ----------------------------------------------

                Structured Asset Mortgage Investments II Inc.
                           MortgageIT Trust 2004-1,
                     Mortgage-Backed Notes, Series 2004-1

                               Table of Contents

      Section 2.03.  Assignment of Interest in the Mortgage Loan
                     Purchase Agreement......................................7
      Section 2.04.  Substitution of Mortgage Loans..........................8
      Section 2.05.  Representations and Warranties Concerning the
                     Depositor...............................................9
      Section 2.06.  Representations and Warranties Regarding the

      Section 3.08.  Documents, Records and Funds in Possession of
                     Master Servicer To Be Held for Issuer and
                     Indenture Trustee......................................17
      Section 3.09.  Standard Hazard Insurance and Flood Insurance
                     Policies...............................................18
      Section 3.10.  Presentment of Claims and Collection of Proceeds.......18
      Section 3.11.  Maintenance of the Primary Mortgage Insurance
                     Policies...............................................18
      Section 3.12.  Indenture Trustee to Retain Possession of Certain

      Section 3.18.  Reports Filed with Securities and Exchange

      Section 4.05.  Permitted Withdrawals and Transfers from the

      Section 5.03.  Indemnification of the Indenture Trustee, Owner
                     Trustee, the Master Servicer and the Securities
                     Administrator..........................................30
      Section 5.04.  Limitations on Liability of the Master Servicer

                                   EXHIBITS

Exhibit A...-     Mortgage Loan Schedule
Exhibit B...-     Request for Release of Documents
Exhibit C...-     MortgageIT Servicing Agreement
Exhibit D...-     Assignment Agreement
Exhibit E...-     Mortgage Loan Purchase Agreement

                         SALE AND SERVICING AGREEMENT

      Sale  and  Servicing  Agreement  dated as of  September  30,  2004  (the
"Agreement"),  among Structured Asset Mortgage Investments II Inc., a Delaware
corporation,  as depositor  (the  "Depositor"),  MortgageIT  Trust  2004-1,  a
Delaware  statutory  trust, as issuer (the  "Issuer"),  Deutsche Bank National
Trust Company, a national banking association,  not in its individual capacity but solely as indenture trustee (the "Indenture  Trustee"),  Wells Fargo Bank,
National  Association  ("Wells Fargo"),  as master servicer (in such capacity, the "Master Servicer") and as securities  administrator (in such capacity, the
"Securities Administrator"),  and EMC Mortgage Corporation, as seller (in such capacity, the "Seller") and as company (in such capacity, the "Company").

                            PRELIMINARY STATEMENT

      On or prior to the Closing  Date,  the  Depositor  acquired the Mortgage
Loans  from the Seller  pursuant  to the  Mortgage  Loan  Purchase  Agreement.
Prior to the  Closing  Date,  pursuant  to a Trust  Agreement,  as amended and restated on the Closing Date, the Depositor  created  MortgageIT Trust 2004-1, a Delaware  statutory trust, for the purpose of holding the Mortgage Loans and issuing the Trust  Certificates  (the  "Certificates"),  pursuant to the Trust
Agreement,  and  the  Notes,  pursuant  to the  Indenture.  Pursuant  to  this
Agreement,  on the Closing Date,  the Depositor  will sell the Mortgage  Loans and certain other  property to the Issuer and pursuant to the  Indenture,  the
Issuer  will  pledge  all of  its  right,  title  and  interest  in and to the
Mortgage  Loans and other  property  acquired from the  Depositor  pursuant to this  Agreement to the Indenture  Trustee to secure the Notes issued  pursuant to the Indenture.  In consideration  for the Mortgage Loans and other property conveyed  pursuant to this  Agreement,  the  Depositor  will  receive from the
Issuer the Certificates  evidencing the entire beneficial  ownership  interest in the Issuer and the Notes representing indebtedness of the Issuer.

      The Mortgage Loans will have an Outstanding  Principal Balance as of the
Cut-off Date,  after  deducting  all Scheduled  Principal due on or before the
Cut-off Date, of $811,228,608.17.

      In consideration of the mutual agreements herein contained,  each of the
Depositor, the Issuer, the Master Servicer, the Securities Administrator,  the
Seller,  the  Company  and the  Indenture  Trustee  undertakes  and  agrees to perform their respective duties hereunder as follows:

                                  ARTICLE I
                                 Definitions

Section 1.01.     Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context otherwise requires, capitalized  terms  not  otherwise  defined  herein  shall  have the  meanings assigned  to such  terms in the  Definitions  contained  in  Appendix A to the
Indenture  which is incorporated by reference  herein.  All other  capitalized terms used herein shall have the meanings specified herein.

Section 1.02.     Other Definitional Provisions.

(a)   All terms  defined in this  Agreement  shall have the  defined  meanings when used in any  certificate  or other  document  made or delivered  pursuant hereto unless otherwise defined therein.

(b)   As used in this Agreement and in any  certificate or other document made or delivered pursuant hereto or thereto,  accounting terms not defined in this
Agreement or in any such  certificate or other document,  and accounting terms partly  defined  in  this  Agreement  or in  any  such  certificate  or  other document, to the extent not defined,  shall have the respective meanings given to them under generally  accepted  accounting  principles.  To the extent that the  definitions  of  accounting  terms  in  this  Agreement  or in  any  such certificate  or other  document  are  inconsistent  with the  meanings of such
terms  under  generally  accepted  accounting   principles,   the  definitions
contained  in this  Agreement  or in any such  certificate  or other  document shall control.

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this  Agreement  shall refer to this Agreement as a whole and not to any particular provision of this Agreement;  Section and Exhibit references contained in this  Agreement are  references to Sections and Exhibits in or to this Agreement unless  otherwise  specified;  and the term  "including"  shall mean "including without limitation".

(d)   The  definitions  contained  in this  Agreement  are  applicable  to the singular  as well as the plural  forms of such terms and to the  masculine  as well as the feminine and neuter genders of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

                                 ARTICLE II
                        Conveyance of Mortgage Loans;

Section 2.01.     Conveyance  of Mortgage  Loans to Issuer.  (a) The Depositor
concurrently  with  the  execution  and  delivery  of this  Agreement,  sells, transfers and assigns to the Issuer without recourse all its right,  title and interest in and to (i) the Mortgage  Loans  identified  in the  Mortgage  Loan
Schedule,  including  all  interest  and  principal  due with  respect  to the
Mortgage  Loans  after  the  Cut-off  Date,  but  excluding  any  payments  of principal and interest due on or prior to the Cut-off  Date;  (ii) such assets as shall from time to time be  credited  or are  required by the terms of this
Agreement to be credited to the Payment  Account,  (iii) such assets  relating to the Mortgage  Loans as from time to time may be held by the Servicer in the
Protected  Account and the Securities  Administrator  in the Payment  Account,
(iv) any REO  Property,  (v) the Required  Insurance  Policies and any amounts paid or payable by the insurer under any  Insurance  Policy (to the extent the mortgagee has a claim thereto),  (vi) the Mortgage Loan Purchase  Agreement to the extent  provided in Subsection  2.03(a),  (vii) the rights with respect to each of the PWS Agreement and the  MortgageIT  Servicing  Agreement and (viii)
any  proceeds of the  foregoing.  Although  it is the intent of the  Depositor and the  Issuer  that the  conveyance  of the  Depositor's  right,  title  and interest in and to the Mortgage  Loans and other assets in the Trust Estate to the Issuer  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan,  in the event that such  conveyance is deemed to be a loan, it is the intent of the parties to this  Agreement  that the  Depositor  shall be deemed to have  granted  to the  Issuer a first  priority  perfected  security interest in all of the Depositor's  right, title and interest in, to and under the  Mortgage  Loans and  other  assets  in the  Trust  Estate,  and that this
Agreement shall constitute a security agreement under applicable law.

(b)   In  connection  with the above  transfer and  assignment,  the Depositor hereby  delivers to the  Custodian,  on behalf of the Issuer,  with respect to each Mortgage Loan:

(i)   the original  Mortgage Note,  endorsed  without  recourse in blank or to the  order  of  the  Indenture  Trustee  and  showing  an  unbroken  chain  of endorsements  from the originator  thereof to the Person endorsing it in blank or to the Indenture  Trustee,  or lost note affidavit  together with a copy of the related Mortgage Note;

(ii)  the original  Mortgage and, if the related  Mortgage Loan is a MOM Loan, noting the  presence of the MIN and  language  indicating  that such  Mortgage
Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording  indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form);

(iii) unless  the  Mortgage  Loan  is a MOM  Loan,  a  certified  copy  of the assignment  (which may be in the form of a blanket  assignment if permitted in the  jurisdiction  in which the Mortgaged  Property is located) in blank or to
"Deutsche Bank National Trust Company,  as Indenture Trustee, on behalf of the
Noteholders",  with  evidence of recording  with respect to each Mortgage Loan in the name of the Indenture  Trustee thereon (or if clause (w) in the proviso below  applies  or for  Mortgage  Loans  with  respect  to which  the  related
Mortgaged  Property is located in a state other than Maryland or an Opinion of
Counsel has been  provided as set forth in this Section  2.01(b),  shall be in recordable form);

(iv)  all intervening  assignments of the Security  Instrument,  if applicable and only to the extent  available to the Depositor  with evidence of recording thereon;

(v)   the original or a copy of the policy or certificate of primary  mortgage guaranty insurance, to the extent available, if any;

(vi)  the original or a copy of the policy of title  insurance or  mortgagee's certificate  of title  insurance or commitment or binder for title  insurance;
and

(vii) originals of all modification agreements, if applicable and available;

provided,  however,  that in lieu of the foregoing,  the Depositor may deliver to the Custodian,  the following documents,  under the circumstances set forth below:  (w) in  lieu  of  the  original  Security  Instrument  (including  the
Mortgage),  assignments to the Indenture  Trustee or  intervening  assignments thereof which have been  delivered,  are being delivered or will, upon receipt of recording  information  relating to such documents  required to be included thereon,  be delivered to recording  offices for  recording  and have not been returned  to the  Depositor  in time to permit  their  delivery  as  specified above,  the Depositor may deliver a true copy thereof with a certification  by the  Servicer,  or its agent on its behalf,  substantially  to the effect that such  copy is a true  and  correct  copy of the  original;  (x) in lieu of the
Security  Instrument,  assignment  in blank  or to the  Indenture  Trustee  or intervening  assignments  thereof, if the applicable  jurisdiction retains the originals  of  such  documents  (as  evidenced  by a  certification  from  the
Depositor  to such  effect)  the  Depositor  may deliver  photocopies  of such documents  containing  an  original  certification  by the  judicial  or other governmental  authority of the jurisdiction where such documents were recorded or from the Depositor's agent,  escrow agent or closing attorney;  (y) in lieu of the Mortgage Notes  relating to the Mortgage Loans  identified on Exhibit 5 to the Mortgage Loan Purchase  Agreement,  the Depositor may deliver lost note affidavits  from the Seller;  and (z) the  Depositor  shall not be required to deliver  intervening  assignments  or Mortgage Note  endorsements  between the
Underlying  Seller and the  Seller,  between  the  Seller  and the  Depositor, between  the  Depositor  and  the  Issuer,  and  between  the  Issuer  and the
Indenture  Trustee;  and  provided,  further,  however,  that  in the  case of
Mortgage  Loans  which have been  prepaid in full after the  Cut-off  Date and prior to the Closing Date,  the  Depositor,  in lieu of  delivering  the above documents,  may deliver to the  Indenture  Trustee,  a  certification  to such effect and shall  deposit all amounts paid in respect of such  Mortgage  Loans in the Payment  Account on the Closing Date. The Depositor  shall deliver such original  documents  (including any original  documents as to which  certified copies had previously  been  delivered) to the Custodian,  promptly after they are received.  The Depositor shall cause the Seller, at its expense,  to cause each  assignment of the Security  Instrument  to the  Indenture  Trustee to be
recorded  not later  than 180 days  after the  Closing  Date,  unless (a) such recordation is not required by the Rating  Agencies as evidenced in writing or an Opinion of Counsel  addressed to the Indenture Trustee has been provided to the  Indenture  Trustee and the Issuer which states that  recordation  of such
Security   Instrument  is  not  required  to  protect  the  interests  of  the
Noteholders  in the related  Mortgage  Loans or (b) MERS is  identified on the
Mortgage  or  on a  properly  recorded  assignment  of  the  Mortgage  as  the mortgagee  of record  solely as nominee for the Seller and its  successor  and assigns;  provided,  however,  notwithstanding the foregoing,  each assignment shall be submitted for recording by the Seller in the manner  described above, at no expense to the Issuer or the  Indenture  Trustee,  upon the  earliest to occur of: (i)  reasonable  direction  by the Holders of Notes  aggregating  at least 25% of the Note Principal  Balance of the Notes,  (ii) the occurrence of a  Master  Servicer  Event  of  Default  or an Event  of  Default,  (iii)  the
occurrence of a bankruptcy,  insolvency or foreclosure  relating to the Seller and (iv) the  occurrence of a servicing  transfer as described in Section 6.02 hereof.  Notwithstanding  the  foregoing,  if the Seller fails to pay the cost of recording  the  assignments,  such  expense will be paid by the  Securities
Administrator  from funds in the Payment  Account in  accordance  with Section
4.05 of this Agreement.

Section 2.02.     Acceptance  of  Mortgage  Loans  by  the  Issuer.   (a)  The
Issuer  acknowledges the sale,  transfer and assignment of the Trust Estate to it by  the  Depositor  and  receipt  of,  subject  to  further  review  by the
Custodian,  on its  behalf,  and the  exceptions  which  may be  noted  by the
Custodian,  on its behalf, pursuant to the procedures described below, and the
Issuer will cause the Custodian to hold,  the  documents (or certified  copies thereof)  delivered  to the  Custodian,  pursuant  to  Section  2.01,  and any amendments,  replacements  or supplements  thereto and all other assets of the
Trust Estate  delivered to it, in trust for the use and benefit of all present and future  Holders of the Notes  issued  pursuant  to the  Indenture.  On the
Closing Date, in accordance with the Custodial Agreement,  the Custodian shall acknowledge  with respect to each Mortgage Loan by delivery to the  Depositor, the Seller, the Indenture Trustee and the Issuer of an Initial  Certification,
receipt of the  Mortgage  File,  but  without  review of such  Mortgage  File, except to the extent  necessary to confirm that such  Mortgage  File  contains the  related  Mortgage  Note or lost  note  affidavit.  No later  than 90 days after the Closing Date (or,  with  respect to any  Substitute  Mortgage  Loan, within five  Business Days after the receipt by the  Custodian  thereof),  the
Custodian,  in  accordance  with the  Custodial  Agreement,  shall review each
Mortgage File  delivered to it and shall execute and deliver to the Depositor, the Seller,  the  Indenture  Trustee and Issuer an Interim  Certification.  In
conducting  such review,  the Custodian will  ascertain  whether all documents required to be reviewed by it have been  executed and  received,  and based on the Mortgage Loan Schedule,  whether the Mortgage Notes relate,  determined on the basis of the Mortgagor name,  original  principal balance and loan number, to the Mortgage  Loans it has  received,  as  identified  in the Mortgage Loan
Schedule.  In performing any such review,  the Custodian may conclusively rely on the purported due  execution  and  genuineness  of any such document and on the purported  genuineness of any signature  thereon.  If the Custodian  finds any document  constituting  part of the Mortgage File has not been executed or received,  or is unrelated,  determined  on the basis of the  Mortgagor  name, original  principal  balance and loan number, to the Mortgage Loans identified in Exhibit A or does not conform on its face to the review criteria  specified in this Section (a "Material  Defect"),  the Custodian shall notify the Seller and the Indenture  Trustee of such Material  Defect in writing.  In accordance with the Mortgage  Loan Purchase  Agreement,  the Seller shall correct or cure any such Material  Defect within ninety (90) days from the date of notice from the  Indenture  Trustee of the  defect  and if the Seller  fails to correct or cure the Material  Defect  within such period,  the  Indenture  Trustee  shall enforce the Seller's  obligation  under the Mortgage Loan  Purchase  Agreement to,  within  90 days  from the  Indenture  Trustee's  notification,  provide a
Substitute  Mortgage Loan or purchase  such  Mortgage  Loan at the  Repurchase
Price;  provided,  however, that if such Material Defect relates solely to the inability  of the  Seller to  deliver  the  original  Security  Instrument  or intervening  assignments thereof, or a certified copy because the originals of such  documents,  or a certified copy have not been returned by the applicable jurisdiction,  the Seller shall not be required to purchase such Mortgage Loan if the Seller  delivers  such  original  documents or certified  copy promptly upon  receipt,  but in no event  later than 360 days after the  Closing  Date.
The  foregoing  repurchase  obligation  shall not apply in the event  that the
Seller  cannot  deliver such  original or copy of any document  submitted  for recording to the appropriate  recording office in the applicable  jurisdiction because such document has not been returned by such office;  provided that the
Seller shall instead deliver a recording  receipt of such recording office or, if  such  receipt  is  not  available,  a  certificate  confirming  that  such documents  have been  accepted for  recording,  and delivery to the  Custodian shall be  effected  by the Seller  within  thirty  days of its  receipt of the original recorded document.

(b)   No later  than 180 days  after  the  Closing  Date,  the  Custodian,  in accordance with the Custodial  Agreement,  will review, for the benefit of the
Noteholders,  the Mortgage Files  delivered to it and will execute and deliver or cause to be executed  and  delivered  to the  Depositor,  the  Seller,  the
Indenture  Trustee and the Issuer a Final  Certification.  In conducting  such review,  the  Custodian  will  ascertain  whether an original of each document required to be  recorded  has been  returned  from the  recording  office with evidence of recording  thereon or a certified  copy has been obtained from the recording  office.  If the Custodian  finds a Material  Defect,  the Custodian shall  promptly  notify  the  Seller  and the  Indenture  Trustee  in  writing
(provided,  however,  that  with  respect  to  those  documents  described  in
subsections   (b)(iv),   (v)  and  (vii)  of  Section  2.01,  the  Custodian's
obligations  shall  extend only to the  documents  actually  delivered  to the
Custodian  pursuant to such  subsections).  In  accordance  with the  Mortgage
Loan  Purchase  Agreement,  the Seller shall correct or cure any such Material
Defect  within  90 days  from the date of  notice  from the  Custodian  or the
Indenture  Trustee of the Material  Defect and if the Seller is unable to cure such  Material  Defect  within  such  period,  and  if  such  Material  Defect materially  and  adversely  affects the  interests of the  Noteholders  in the related  Mortgage  Loan,  the  Indenture  Trustee  shall  enforce the Seller's obligation under the Mortgage Loan Purchase  Agreement to, within 90 days from the  Custodian's  or Indenture  Trustee's  notification,  provide a Substitute
Mortgage  Loan  or  purchase  such  Mortgage  Loan  at the  Repurchase  Price;
provided,  however, that if such defect relates solely to the inability of the
Seller to deliver the original Security Instrument or intervening  assignments thereof,  or a certified  copy,  because the originals of such  documents or a certified  copy,  have not been returned by the applicable  jurisdiction,  the
Seller shall not be required to purchase  such  Mortgage  Loan,  if the Seller delivers such original documents or certified copy promptly upon receipt,  but in no  event  later  than 360 days  after  the  Closing  Date.  The  foregoing repurchase  obligation  shall not apply in the event  that the  Seller  cannot deliver such  original or copy of any document  submitted for recording to the appropriate  recording  office in the  applicable  jurisdiction  because  such document has not been returned by such office;  provided that the Seller shall instead  deliver a  recording  receipt  of such  recording  office or, if such receipt is not available,  a certificate  confirming  that such documents have been accepted for  recording,  and delivery to the Indenture  Trustee shall be effected  by the Seller  within  thirty  days of its  receipt of the  original recorded document.

(c)   In the  event  that a  Mortgage  Loan  is  purchased  by the  Seller  in accordance with  Subsections  2.02(a) or (b) above,  the Seller shall remit to
Securities  Administrator  the  Repurchase  Price for  deposit in the  Payment
Account and the Seller shall provide to the Securities  Administrator  and the
Indenture  Trustee  written  notification  detailing  the  components  of  the
Repurchase  Price.  Upon  deposit  of the  Repurchase  Price  in  the  Payment
Account,  the Depositor  shall notify the Indenture  Trustee and the Custodian and, the Indenture  Trustee (upon receipt of a Request for Release in the form of  Exhibit  B  attached  hereto  with  respect  to  such  Mortgage  Loan  and certification  that the  Repurchase  Price has been  deposited  in the Payment
Account),  shall  cause the  Custodian  to release  to the Seller the  related
Mortgage  File  and the  Indenture  Trustee  shall  execute  and  deliver  all instruments of transfer or assignment,  without  recourse,  representation  or warranty,  furnished  to it by the  Seller,  as are  necessary  to vest in the
Seller title to and rights under the Mortgage  Loan.  Such  purchase  shall be deemed  to have  occurred  on the  date  on  which  the  Repurchase  Price  in available  funds is  deposited  in the Payment  Account.  The Master  Servicer shall amend the Mortgage Loan Schedule,  which was previously  delivered to it by the  Depositor  in a form agreed to between the  Depositor,  the  Indenture
Trustee and the  Custodian,  to reflect  such  repurchase  and shall  promptly deliver to the Rating Agencies,  the Indenture Trustee,  the Custodian and the
Issuer a copy of such  amendment.  The  obligation of the Seller to repurchase or  substitute  for any Mortgage  Loan a Substitute  Mortgage Loan as to which such a Material  Defect in a  constituent  document  exists  shall be the sole
remedy   respecting  such  Material  Defect  available  to  the  Issuer,   the
Noteholders or to the Indenture Trustee on their behalf.

Section 2.03.     Assignment  of  Interest  in the  Mortgage  Loan  Purchase
Agreement.  (a) Depositor  hereby  assigns  to the  Issuer,  all of its right, title and interest in the Mortgage Loan Purchase Agreement,  including but not limited to the Depositor's  rights and obligations  pursuant to the MortgageIT
Servicing  Agreement  and  the PWS  Agreement  (noting  that  the  Seller  has retained the right in the event of breach of the  representations,  warranties and  covenants,  if any,  with respect to the  Mortgage  Loans of the Servicer under the PWS Agreement to enforce the  provisions  thereof and to seek all or any available  remedies).  The Depositor hereby  acknowledges that such right, title and interest in the Mortgage  Loan Purchase  Agreement,  will be pledged by the  Issuer  to the  Indenture  Trustee  pursuant  to  the  Indenture.  The obligations  of the Seller to  substitute  or  repurchase,  as  applicable,  a
Mortgage  Loan  shall  be  the  Issuer's,  the  Indenture  Trustee's  and  the
Noteholders'  sole  remedy  for any  breach  thereof.  At the  request  of the
Issuer or the Indenture Trustee,  the Depositor shall take such actions as may be necessary  to enforce the above right,  title and interest on behalf of the
Issuer,  the  Indenture  Trustee and the  Noteholders  and shall  execute such further  documents  as the  Issuer or the  Indenture  Trustee  may  reasonably
require  in  order  to  enable  the  Indenture   Trustee  to  carry  out  such
enforcement.

(b)   If the  Depositor,  the  Securities  Administrator,  the  Issuer  or the
Indenture  Trustee  discovers  a  breach  of any of  the  representations  and warranties  set forth in the Mortgage  Loan Purchase  Agreement,  which breach materially  and  adversely  affects the value of the  interests of the Issuer, the  Noteholders  or the Indenture  Trustee in the related  Mortgage Loan, the party  discovering  the breach shall give prompt  written notice of the breach to the other parties.  Any breach of a  representation  or warranty  contained in clause  (xvii) of Section 7 of the  Mortgage  Loan  Purchase  Agreement  in
respect of a Mortgage  Loan,  shall be deemed to materially  adversely  affect the  interests  of  the  Noteholders.  The  Seller,  within  90  days  of  its discovery  or  receipt of notice  that such  breach  has  occurred  (whichever occurs  earlier),  shall cure the breach in all material  respects or, subject to the Mortgage  Loan Purchase  Agreement and Section 2.04 of this  Agreement, shall  purchase  the  Mortgage  Loan or any  property  acquired  with  respect thereto from the Issuer;  provided,  however, that if there is a breach of any representation  set forth in the Mortgage  Loan  Purchase  Agreement,  and the
Mortgage Loan or the related  property  acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Repurchase  Price,  any excess of the Repurchase Price over the Net Liquidation  Proceeds  received upon such sale.  If the Net  Liquidation  Proceeds  exceed  the  Repurchase  Price,  any excess  shall be paid to the Seller to the extent  not  required  by law to be paid to the  borrower.  Any  such  purchase  by the  Seller  shall  be made by
providing  an  amount  equal  to  the  Repurchase   Price  to  the  Securities
Administrator  for  deposit in the Payment  Account  and written  notification detailing  the  components  of such  Repurchase  Price.  The  Depositor  shall submit to the Indenture  Trustee and the Custodian a Request for Release,  and
the Indenture  Trustee  shall cause the Custodian to release,  upon receipt of certification from the Securities  Administrator that the Repurchase Price has been  deposited  in the Payment  Account,  to the Seller the related  Mortgage
File and the Indenture  Trustee shall execute and deliver all  instruments  of transfer  or  assignment  furnished  to it by the  Seller,  without  recourse, representation  or warranty as are  necessary  to vest in the Seller  title to and rights  under the  Mortgage  Loan or any  property  acquired  with respect thereto.  Such purchase  shall be deemed to have occurred on the date on which the Repurchase  Price in available funds is deposited in the Payment  Account.
The Master  Servicer  shall amend the Mortgage  Loan  Schedule to reflect such repurchase and shall promptly deliver to the Issuer,  Indenture  Trustee,  the
Custodian and the Rating  Agencies a copy of such  amendment.  Enforcement  of the obligation of the Seller to purchase (or substitute a Substitute  Mortgage
Loan for) any Mortgage Loan or any property  acquired with respect thereto (or pay the  Repurchase  Price as set  forth in the above  proviso)  as to which a breach  has  occurred  and is  continuing  shall  constitute  the sole  remedy respecting  such  breach  available  to the  Issuer,  the  Noteholders  or the
Indenture Trustee on their behalf.

Section 2.04.     Substitution  of Mortgage  Loans.  Notwithstanding  anything to the  contrary in this  Agreement,  in lieu of  purchasing  a Mortgage  Loan pursuant to the Mortgage Loan  Purchase  Agreement or Sections 2.02 or 2.03 of
this Agreement,  the Seller may, no later than the date by which such purchase by the Seller would otherwise be required,  tender to the Indenture  Trustee a
Substitute  Mortgage  Loan  accompanied  by a  certificate  of  an  authorized officer of the Seller  that such  Substitute  Mortgage  Loan  conforms  to the requirements  set forth in the  definition of  "Substitute  Mortgage  Loan" in this  Agreement.  The  Indenture  Trustee shall cause the Custodian to examine the Mortgage File for any Substitute  Mortgage Loan in the manner set forth in
Section 2.02(a) and the Indenture  Trustee shall cause the Custodian to notify the Seller,  in writing,  within five Business Days after receipt,  whether or not the  documents  relating  to the  Substitute  Mortgage  Loan  satisfy  the
requirements   of  Section   2.02.   Within  two  Business   Days  after  such
notification,  the Seller shall provide to the  Securities  Administrator  for deposit in the Payment  Account the amount,  if any, by which the  Outstanding
Principal  Balance as of the next  preceding Due Date of the Mortgage Loan for which  substitution  is being  made,  after  giving  effect  to the  Scheduled
Principal due on such date,  exceeds the Outstanding  Principal  Balance as of such date of the Substitute  Mortgage  Loan,  after giving effect to Scheduled
Principal due on such date,  which amount shall be treated for the purposes of this  Agreement  as if it were the  payment  by the  Seller of the  Repurchase
Price  for  the  purchase  of a  Mortgage  Loan  by  the  Seller.  After  such notification  to the Seller and, if any such excess  exists,  upon  receipt of certification  from the  Securities  Administrator  that such  excess has been deposited in the Payment  Account,  the  Indenture  Trustee  shall accept such
Substitute  Mortgage  Loan which shall  thereafter  be deemed to be a Mortgage
Loan hereunder.  In the event of such a substitution,  accrued interest on the
Substitute  Mortgage Loan for the month in which the  substitution  occurs and any  Principal  Prepayments  made  thereon  during  such  month  shall  be the property  of the Trust  Estate  and  accrued  interest  for such  month on the
Mortgage  Loan  for  which  the   substitution   is  made  and  any  Principal
Prepayments  made  thereon  during  such month  shall be the  property  of the
Seller. The Scheduled  Principal on a Substitute  Mortgage Loan due on the Due
Date in the month of substitution  shall be the property of the Seller and the
Scheduled  Principal on the Mortgage Loan for which the  substitution  is made due on  such  Due  Date  shall  be the  property  of the  Trust  Estate.  Upon acceptance  of the  Substitute  Mortgage  Loan (and  delivery to the Indenture
Trustee and the  Custodian of a Request for Release for such  Mortgage  Loan), the  Indenture  Trustee shall cause the Custodian to release to the Seller the related  Mortgage File related to any Mortgage  Loan released  pursuant to the
Mortgage  Loan  Purchase  Agreement  or  Section  2.04 of this  Agreement,  as applicable,  and shall  execute  and deliver  all  instruments  of transfer or assignment,  without recourse,  representation or warranty in form as provided to it as are  necessary  to vest in the Seller  title to and rights  under any
Mortgage  Loan released  pursuant to the Mortgage  Loan Purchase  Agreement or
Section 2.04 of this  Agreement,  as  applicable.  The Seller shall deliver to the  Custodian  the  documents  related  to the  Substitute  Mortgage  Loan in accordance  with the  provisions of the Mortgage  Loan Purchase  Agreement and
Subsections  2.01(b) and 2.02(b) of this  Agreement,  as applicable,  with the date of  acceptance of the  Substitute  Mortgage Loan deemed to be the Closing
Date for  purposes  of the time  periods set forth in those  Subsections.  The representations  and  warranties  set  forth  in the  Mortgage  Loan  Purchase
Agreement  shall be deemed to have been made by the  Seller  with  respect  to each  Substitute  Mortgage  Loan as of the date of acceptance of such Mortgage
Loan by the Indenture  Trustee.  The Master  Servicer shall amend the Mortgage
Loan  Schedule to reflect such  substitution  and shall provide a copy of such amended  Mortgage Loan  Schedule to the Issuer,  the  Indenture  Trustee,  the
Custodian and the Rating Agencies.

Section 2.05.     Representations  and  Warranties  Concerning  the Depositor.
The  Depositor  hereby  represents  and warrants to the Issuer,  the Indenture
Trustee, the Master Servicer and the Securities Administrator as follows:

(i)   the Depositor (a) is a corporation duly organized,  validly existing and in good standing  under the laws of the State of Delaware and (b) is qualified and  in  good  standing  as a  foreign  corporation  to do  business  in  each jurisdiction where such  qualification is necessary,  except where the failure so to qualify  would not  reasonably  be expected  to have a material  adverse
effect  on  the  Depositor's   business  as  presently  conducted  or  on  the
Depositor's  ability  to enter  into  this  Agreement  and to  consummate  the transactions contemplated hereby;

(ii)  the Depositor has full corporate power to own its property,  to carry on its  business  as  presently  conducted  and to  enter  into and  perform  its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this  Agreement have been duly  authorized  by  all  necessary  corporate  action  on  the  part  of the
Depositor;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a  default  under,  any  of the  provisions  of any  law,  governmental  rule, regulation,  judgment,  decree  or  order  binding  on  the  Depositor  or its properties  or the  articles  of  incorporation  or by-laws of the  Depositor, except those  conflicts,  breaches or defaults  which would not  reasonably be expected  to have a  material  adverse  effect on the  Depositor's  ability to enter into this  Agreement and to  consummate  the  transactions  contemplated hereby;

(iv)  the  execution,  delivery  and  performance  by the  Depositor  of  this
Agreement and the consummation of the transactions  contemplated hereby do not require the consent or approval of, the giving of notice to, the  registration with,  or the taking of any other action in respect of, any state,  federal or other  governmental  authority or agency,  except those  consents,  approvals, notices,  registrations or other actions as have already been obtained,  given or made;

(v)   this  Agreement  has been duly  executed and  delivered by the Depositor and, assuming due  authorization,  execution and delivery by the other parties
hereto,   constitutes  a  valid  and  binding   obligation  of  the  Depositor
enforceable  against it in  accordance  with its terms  (subject to applicable
bankruptcy  and   insolvency   laws  and  other  similar  laws  affecting  the
enforcement of the rights of creditors generally);

(vi)  there are no actions,  suits or proceedings pending or, to the knowledge of the Depositor,  threatened  against the Depositor,  before or by any court, administrative  agency,  arbitrator or  governmental  body (i) with respect to any of the transactions contemplated by this Agreement or

(vii) with respect to any other matter which in the judgment of the  Depositor will  be  determined  adversely  to  the  Depositor  and  will  if  determined adversely to the Depositor  materially  and adversely  affect the  Depositor's ability to enter into this  Agreement  or perform its  obligations  under this
Agreement;  and the  Depositor  is not in default with respect to any order of any court,  administrative  agency,  arbitrator or governmental  body so as to
materially  and  adversely  affect  the  transactions   contemplated  by  this
Agreement; and

(viii)......immediately  prior to the transfer and  assignment  to the Issuer, each  Mortgage  Note and each  Mortgage  were not subject to an  assignment or pledge,  and the Depositor had good and  marketable  title to and was the sole owner  thereof and had full right to transfer and sell such  Mortgage  Loan to the Issuer free and clear of any encumbrance,  equity,  lien, pledge,  charge, claim or security interest.

Section 2.06.     Representations   and  Warranties   Regarding  the  Master
Servicer.  The Master  Servicer  represents  and  warrants to the Issuer,  the
Depositor,  the  Seller  and the  Indenture  Trustee  for the  benefit  of the
Noteholders, as follows:

(i)   The Master Servicer is a national  banking  association  duly organized, validly  existing and in good standing  under the laws of the Untied States of
America  and has the  corporate  power to own its assets and to  transact  the business  in  which it is  currently  engaged.  The  Master  Servicer  is duly qualified to do business as a foreign  corporation  and is in good standing in each  jurisdiction in which the character of the business  transacted by it or properties owned or leased by it requires such  qualification and in which the failure to so qualify  would have a material  adverse  effect on the business, properties,  assets, or condition  (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

(ii)  The  Master  Servicer  has the power  and  authority  to make,  execute, deliver and perform this  Agreement and all of the  transactions  contemplated under  this  Agreement,  and has  taken  all  necessary  corporate  action  to authorize the  execution,  delivery and  performance of this  Agreement.  When executed and delivered,  this Agreement will  constitute the legal,  valid and binding  obligation of the Master Servicer  enforceable in accordance with its terms,  except as  enforcement  of such terms may be  limited  by  bankruptcy, insolvency or similar laws  affecting  the  enforcement  of creditors'  rights generally and by the availability of equitable remedies;

(iii) The Master  Servicer is not  required to obtain the consent of any other
Person  or  any  consent,   license,   approval  or  authorization   from,  or
registration  or  declaration  with,  any  governmental  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity or enforceability of this Agreement,  except for such consent,  license, approval or authorization,  or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv)  The execution and delivery of this Agreement and the  performance of the transactions  contemplated  hereby by the Master Servicer will not violate any provision  of any  existing  law or  regulation  or any order or decree of any court  applicable to the Master  Servicer or any provision of the  certificate of incorporation  or bylaws of the Master  Servicer,  or constitute a material breach of any mortgage,  indenture,  contract or other  agreement to which the
Master Servicer is a party or by which the Master Servicer may be bound; and

(v)   No  litigation  or  administrative  proceeding  of or before  any court, tribunal or  governmental  body is currently  pending  (other than  litigation with respect to which  pleadings  or  documents  have been filed with a court, but not  served on the Master  Servicer),  or to the  knowledge  of the Master
Servicer  threatened,  against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates  which, to the knowledge of the Master Servicer,  has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

      The  foregoing   representations   and  warranties   shall  survive  any
termination of the Master Servicer hereunder.

Section 2.07.     Assignment of Agreement.  The Seller,  the Depositor and the
Master  Servicer  hereby  acknowledge and agree that the Issuer may assign its interest  under this  Agreement to the Indenture  Trustee,  for the benefit of the  Noteholders,  as may be required to effect the purposes of the Indenture, without  further  notice to, or consent of, the Seller,  the  Depositor or the
Master  Servicer,  and the  Indenture  Trustee  shall  succeed  to such of the rights of the Issuer  hereunder  as shall be so  assigned.  The Issuer  shall, pursuant to the Indenture,  assign all of its right, title and interest in and to the  Mortgage  Loans and its right to  exercise  the  remedies  created  by
Article II of this Agreement for breaches of the representations,  warranties, agreements  and  covenants  of  the  Seller  contained  in the  Mortgage  Loan
Purchase  Agreement,  to  the  Indenture  Trustee,  for  the  benefit  of  the
Noteholders.  The Seller  agrees that,  upon such  assignment to the Indenture
Trustee, such representations,  warranties,  agreements and covenants will run to and be for the benefit of the Indenture  Trustee and the Indenture  Trustee may enforce,  without  joinder of the Depositor or the Issuer,  the repurchase obligations  of the Seller set forth herein and in the Mortgage  Loan Purchase
Agreement  with  respect  to  breaches  of such  representations,  warranties, agreements and covenants.  Any such assignment to the Indenture  Trustee shall not be deemed to constitute  an  assignment  to the  Indenture  Trustee of any obligations or liabilities of the Issuer under this Agreement.

                                 ARTICLE III
                Administration and Servicing of Mortgage Loans

Section 3.01.     Master  Servicer.   The  Master  Servicer  shall  supervise,
monitor and oversee the  obligations of the Servicer to service and administer the Mortgage Loans in accordance  with the terms of the  MortgageIT  Servicing
Agreement  and shall  have full power and  authority  to do any and all things which it may deem  necessary  or  desirable  in  connection  with such  master servicing and  administration.  In performing its obligations  hereunder,  the
Master  Servicer  shall  act  in a  manner  consistent  with  Accepted  Master
Servicing  Practices.  Furthermore,  the Master  Servicer  shall  oversee  and consult  with the  Servicer as necessary  from  time-to-time  to carry out the
Master Servicer's  obligations hereunder,  shall receive,  review and evaluate all reports,  information  and other data  provided to the Master  Servicer by the  Servicer  and  shall  cause the  Servicer  to  perform  and  observe  the covenants,  obligations  and  conditions  to be  performed or observed by such
Servicer under the MortgageIT Servicing  Agreement.  The Master Servicer shall independently and separately monitor the Servicer's  servicing activities with respect to the Mortgage  Loans,  reconcile the results of such monitoring with such  information  provided in the  previous  sentence on a monthly  basis and coordinate  corrective  adjustments to the  Servicer's  and Master  Servicer's records,  and based on such reconciled and corrected  information,  the Master
Servicer shall provide such  information to the  Securities  Administrator  as shall be  necessary  in order for it to prepare the  statements  specified  in
Section  7.03  of  the  Indenture,  and  prepare  any  other  information  and statements  required to be forwarded  by the Master  Servicer  hereunder.  The
Master  Servicer shall  reconcile the results of its Mortgage Loan  monitoring with  the  actual  remittances  of the  Servicer  pursuant  to the  MortgageIT
Servicing Agreement.

      The  Indenture  Trustee  shall  furnish  the  Servicer  and  the  Master
Servicer  with any powers of attorney and other  documents in form as provided to it necessary or appropriate to enable the Servicer and the Master  Servicer to service and  administer the related  Mortgage  Loans and REO Property.  The
Indenture  Trustee  shall  not be  liable  for the  Servicer's  or the  Master
Servicer's use or misuse of such powers of attorney.

      The  Indenture   Trustee  shall  provide   access  to  the  records  and
documentation  in possession of the  Indenture  Trustee  regarding the related
Mortgage Loans and REO Property and the servicing  thereof to the Noteholders, the FDIC, and the  supervisory  agents and examiners of the FDIC,  such access being afforded only upon  reasonable  prior written  request and during normal business hours at the office of the Indenture  Trustee.  The Indenture Trustee shall allow  representatives  of the above  entities to  photocopy  any of the records and  documentation  and shall provide  equipment for that purpose at a charge that covers the Indenture Trustee's actual costs.

      The  Indenture  Trustee shall execute and deliver to the Servicer or the
Master  Servicer,  as  applicable  based on the  requesting  party,  any court pleadings,  requests  for  trustee's  sale or  other  documents  necessary  or reasonably  desirable to (i) the foreclosure or trustee's sale with respect to a  Mortgaged  Property;  (ii) any legal  action  brought  to  obtain  judgment against any  Mortgagor  on the  Mortgage  Note or Security  Instrument;  (iii)
obtain a deficiency judgment against the Mortgagor;  or (iv) enforce any other rights or remedies  provided by the Mortgage  Note or Security  Instrument  or otherwise available at law or equity.

Section 3.02.     [Reserved]

Section 3.03.     Monitoring  of Servicer.  (a) The Master  Servicer  shall be responsible  for  reporting  to the  Issuer,  the  Indenture  Trustee  and the
Depositor the  compliance by the Servicer with its duties under the MortgageIT
Servicing Agreement.  In the review of the Servicer's  activities,  the Master
Servicer  may rely upon an officer's  certificate  of the Servicer (or similar document  signed by an officer of the Servicer) with regard to such Servicer's compliance  with  the  terms of the  MortgageIT  Servicing  Agreement.  In the event that the Master Servicer, in its judgment,  determines that the Servicer should be terminated in accordance  with the MortgageIT  Servicing  Agreement, or  that  a  notice  should  be  sent  pursuant  to the  MortgageIT  Servicing
Agreement  with  respect to the  occurrence  of an event that,  unless  cured, would  constitute  grounds for such  termination,  the Master  Servicer  shall notify the  Depositor,  the Issuer and the Indenture  Trustee  thereof and the
Master  Servicer shall issue such notice or take such other action as it deems appropriate.

(b)   The Master  Servicer,  for the  benefit  of the  Issuer,  the  Indenture
Trustee and the  Noteholders,  shall enforce the  obligations  of the Servicer under the MortgageIT  Servicing  Agreement,  and shall,  in the event that the
Servicer fails to perform its  obligations  in accordance  with the MortgageIT
Servicing Agreement, subject to the preceding paragraph,  terminate the rights and obligations of the Servicer  thereunder and act as servicer of the related
Mortgage Loans or cause the Issuer and the Indenture  Trustee to enter in to a new MortgageIT  Servicing  Agreement with a successor Servicer selected by the
Master Servicer;  provided,  however, it is understood and acknowledged by the parties  hereto  that there will be a period of  transition  (not to exceed 90 days) before the actual servicing  functions can be fully  transferred to such successor  Servicer.  Such enforcement,  including,  without  limitation,  the
legal  prosecution  of  claims,   termination  of  the  MortgageIT   Servicing
Agreement  and the  pursuit of other  appropriate  remedies,  shall be in such form  and  carried  out to  such an  extent  and at  such  time as the  Master
Servicer,  in its good faith  business  judgment,  would  require  were it the owner of the related  Mortgage Loans.  The Master Servicer shall pay the costs of such  enforcement  at its own expense,  provided  that the Master  Servicer shall not be required to prosecute  or defend any legal  action  except to the extent that the Master Servicer shall have received  reasonable  indemnity for its costs and expenses in pursuing such action.

(c)   To the  extent  that the  costs  and  expenses  of the  Master  Servicer related  to  any  termination  of the  Servicer,  appointment  of a  successor servicer or the transfer and  assumption  of servicing by the Master  Servicer with  respect  to  the  MortgageIT  Servicing  Agreement  (including,  without limitation,  (i) all legal costs and expenses and all due diligence  costs and expenses  associated  with an evaluation of the potential  termination  of the
Servicer  as a result  of an event of  default  by the  Servicer  and (ii) all costs  and  expenses  associated  with the  complete  transfer  of  servicing, including  all  servicing  files and all  servicing  data and the  completion, correction or  manipulation  of such  servicing data as may be required by the successor  servicer to correct any errors or  insufficiencies in the servicing data or  otherwise  to enable the  successor  service to service the  Mortgage
Loans in accordance  with the  MortgageIT  Servicing  Agreement) are not fully and timely  reimbursed by the terminated  Servicer,  the Master Servicer shall be  entitled  to  reimbursement  of such costs and  expenses  from the Payment
Account.

(d)   The Master  Servicer  shall  require  the  Servicer  to comply  with the remittance  requirements  and other  obligations  set forth in the  MortgageIT
Servicing Agreement.

(e)   If the Master  Servicer acts as Servicer,  it will not assume  liability for the  representations  and  warranties  of the  Servicer,  if any,  that it replaces.

Section 3.04.     Fidelity Bond. The Master  Servicer,  at its expense,  shall maintain  in  effect a  blanket  fidelity  bond and an  errors  and  omissions insurance policy, affording coverage with respect to all directors,  officers, employees  and other  Persons  acting on such Master  Servicer's  behalf,  and covering  errors and  omissions in the  performance  of the Master  Servicer's obligations  hereunder.  The errors  and  omissions  insurance  policy and the fidelity  bond  shall be in such  form and  amount  generally  acceptable  for entities serving as master servicers or trustees.

Section 3.05.     Power to Act;  Procedures.  The Master Servicer shall master service the Mortgage  Loans and shall have full power and  authority to do any and all things that it may deem necessary or desirable in connection  with the master servicing and  administration of the Mortgage Loans,  including but not limited to the power and  authority  (i) to execute and deliver,  on behalf of the Issuer,  Noteholders  and the  Indenture  Trustee,  customary  consents or waivers and other  instruments and documents,  (ii) to consent to transfers of any  Mortgaged  Property and  assumptions  of the  Mortgage  Notes and related
Mortgages,  (iii) to collect any Insurance Proceeds and Liquidation  Proceeds, and (iv) to  effectuate  foreclosure  or other  conversion of the ownership of
the  Mortgaged   Property  securing  any  Mortgage  Loan,  in  each  case,  in accordance with the provisions of this Agreement and the MortgageIT  Servicing
Agreement,  as  applicable.  The  Indenture  Trustee  shall furnish the Master
Servicer,  upon written request from a Servicing  Officer,  with any powers of attorney  empowering  the Master  Servicer  or the  Servicer  to  execute  and deliver  instruments of  satisfaction or  cancellation,  or of partial or full release or discharge,  and to foreclose upon or otherwise  liquidate Mortgaged
Property,  and to appeal,  prosecute or defend in any court action relating to the  Mortgage  Loans  or  the  Mortgaged  Property,  in  accordance  with  the
MortgageIT  Servicing Agreement and this Agreement,  and the Indenture Trustee shall  execute and deliver such other  documents,  as the Master  Servicer may request,  to enable the Master  Servicer to master  service and administer the
Mortgage Loans and carry out its duties hereunder,  in each case in accordance with Accepted  Master  Servicing  Practices  (and the Indenture  Trustee shall have no  liability  for use or misuse of any such  powers of  attorney  by the
Master  Servicer or the  Servicer).  If the Master  Servicer or the  Indenture
Trustee  has been  advised  that it is  likely  that the laws of the  state in which action is to be taken  prohibit  such action if taken in the name of the
Indenture  Trustee or that the Indenture  Trustee would be adversely  affected under the "doing  business"  or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture  Trustee in the appointment  of a  co-trustee  pursuant to Section 6.10 of the  Indenture.  In the  performance  of its duties  hereunder,  the Master  Servicer  shall be an independent  contractor and shall not,  except in those  instances where it is taking  action in the name of the Issuer or the Indenture  Trustee,  be deemed to be the agent of the Issuer or the Indenture Trustee.

Section 3.06.     Due-on-Sale Clauses;  Assumption  Agreements.  To the extent provided in the MortgageIT Servicing  Agreement,  to the extent Mortgage Loans contain enforceable  due-on-sale  clauses, the Master Servicer shall cause the
Servicer to enforce such clauses in accordance  with the MortgageIT  Servicing
Agreement.  If  applicable  law  prohibits  the  enforcement  of a due-on-sale clause  or such  clause is  otherwise  not  enforced  in  accordance  with the
MortgageIT  Servicing  Agreement,  and, as a  consequence,  a Mortgage Loan is assumed,  the original  Mortgagor may be released from liability in accordance with the MortgageIT Servicing Agreement.

Section 3.07.     Release of Mortgage  Files.  (a) Upon becoming  aware of the payment in full of any  Mortgage  Loan,  or the  receipt by the  Servicer of a notification  that payment in full has been escrowed in a manner customary for such  purposes  for  payment to  Noteholders  on the next  Payment  Date,  the
Servicer will, if required under the MortgageIT Servicing Agreement,  promptly furnish to the Indenture  Trustee two copies of a certification  substantially in the  form of  Exhibit  B  hereto  signed  by a  Servicing  Officer  or in a mutually  agreeable  electronic  format which will,  in lieu of a signature on its face,  originate  from a  Servicing  Officer  (which  certification  shall include a  statement  to the effect that all  amounts  received in  connection with such payment that are required to be deposited in the  Protected  Account maintained  by the Servicer  pursuant to the  MortgageIT  Servicing  Agreement have been so deposited) and shall request that the Indenture  Trustee  deliver or cause the Custodian to deliver to the Servicer the related  Mortgage  File.
Upon receipt of such  certification  and request,  the Indenture Trustee shall promptly  release or cause the Custodian to release the related  Mortgage File
to  the   Servicer   and  the   Indenture   Trustee   shall  have  no  further
responsibility  with regard to such  Mortgage  File.  Upon any such payment in full,  the  Servicer  is  authorized,  to  give,  as agent  for the  Indenture
Trustee,  as the mortgagee  under the Mortgage that secured the Mortgage Loan, an instrument of  satisfaction  (or assignment of mortgage  without  recourse)
regarding the Mortgaged Property subject to the Mortgage,  which instrument of satisfaction  or  assignment,  as the case may be,  shall be  delivered to the
Person or Persons  entitled  thereto against receipt therefor of such payment, it being  understood and agreed that no expenses  incurred in connection  with such instrument of  satisfaction  or assignment,  as the case may be, shall be chargeable to the Protected Account.

(b)   From time to time and as  appropriate  for the servicing or  foreclosure of  any  Mortgage  Loan  and  in  accordance  with  the  MortgageIT  Servicing
Agreement,  the Indenture  Trustee  shall  execute such  documents as shall be prepared and furnished to the Indenture  Trustee by the Servicer or the Master
Servicer (in form reasonably  acceptable to the Indenture  Trustee) and as are necessary to the prosecution of any such  proceedings.  The Indenture  Trustee shall,  upon the request of the Servicer or the Master Servicer,  and delivery to the Indenture  Trustee,  of two copies of a request for release signed by a
Servicing  Officer  substantially  in the form of Exhibit B  (or in a mutually agreeable  electronic  format which will,  in lieu of a signature on its face, originate  from a  Servicing  Officer),  release  or cause  the  Custodian  to release the related  Mortgage File held in its or the  Custodian's  possession or  control  to the  Servicer  or the  Master  Servicer,  as  applicable.  The
Servicer or the Master  Servicer  shall be  obligated  to return the  Mortgage
File to the Indenture  Trustee or the Custodian  when the need therefor by the
Servicer  or the  Master  Servicer,  as it  reasonably  determines,  no longer exists  unless the  Mortgage  Loan shall be  liquidated,  in which case,  upon receipt of a certificate of a Servicing  Officer  similar to that  hereinabove specified,  the Mortgage  File shall be released by the  Indenture  Trustee or the Custodian to the Servicer or the Master Servicer.

Section 3.08.     Documents,  Records  and  Funds  in  Possession  of  Master
Servicer To Be Held for Issuer and Indenture Trustee.

(a)   The Master  Servicer  shall  transmit  and the  Servicer  (to the extent required  by  the  MortgageIT  Servicing  Agreement)  shall  transmit  to  the
Indenture  Trustee such documents and  instruments  coming into the possession of the Master  Servicer or the  Servicer  from time to time as are required by the terms hereof,  or in the case of the Servicer,  the  MortgageIT  Servicing
Agreement,  to be delivered to the Indenture  Trustee.  Any funds  received by the Master  Servicer  or by the  Servicer in respect of any  Mortgage  Loan or which  otherwise  are  collected by the Master  Servicer or by the Servicer as
Liquidation  Proceeds or Insurance  Proceeds in respect of any  Mortgage  Loan shall be held for the benefit of the Issuer and the Indenture  Trustee subject to the Master  Servicer's right to retain or withdraw from the Payment Account the Master Servicer  Compensation and other amounts provided in this Agreement and the right of the Servicer to retain its  Servicing  Fee and other  amounts as  provided  in the  MortgageIT  Servicing  Agreement.  The  Master  Servicer
shall,  and (to the extent  provided in the  MortgageIT  Servicing  Agreement)
shall cause the Servicer to, provide access to information  and  documentation regarding the Mortgage Loans to the Issuer, the Indenture  Trustee,  and their respective  agents and  accountants  at any time upon  reasonable  request and during normal  business  hours,  and to Noteholders  that are savings and loan associations,  banks or insurance companies, the Office of Thrift Supervision, the  FDIC  and  the  supervisory  agents  and  examiners  of such  Office  and
Corporation  or examiners of any other  federal or state  banking or insurance regulatory  authority if so required by applicable  regulations  of the Office of  Thrift  Supervision  or other  regulatory  authority,  such  access  to be afforded  without  charge but only upon  reasonable  request  in  writing  and during normal business hours at the offices of the Master Servicer  designated by  it.  In  fulfilling  such a  request  the  Master  Servicer  shall  not be responsible for determining the sufficiency of such information.

(b)   All Mortgage Files and funds  collected or held by, or under the control of, the Master  Servicer,  in respect of any Mortgage Loans,  whether from the collection of principal and interest payments or from Liquidation  Proceeds or
Insurance Proceeds,  shall be held by the Master Servicer for and on behalf of the Issuer,  the Indenture Trustee and the Noteholders and shall be and remain the sole and  exclusive  property of the Issuer,  subject to the pledge to the
Indenture  Trustee;  provided,  however,  that  the  Master  Servicer  and the
Servicer shall be entitled to setoff against,  and deduct from, any such funds any amounts that are  properly  due and payable to the Master  Servicer or the
Servicer under this Agreement or the MortgageIT Servicing Agreement.

Section 3.09.     Standard Hazard Insurance and Flood Insurance Policies.

(a)   For  each  Mortgage  Loan,   the  Master   Servicer  shall  enforce  any
obligation  of the  Servicer  under  the  MortgageIT  Servicing  Agreement  to maintain or cause to be maintained  standard fire and casualty  insurance and, where  applicable,  flood insurance,  all in accordance with the provisions of the  MortgageIT  Servicing  Agreement.  It is understood  and agreed that such insurance  shall be with insurers  meeting the  eligibility  requirements  set forth in the  MortgageIT  Servicing  Agreement and that no earthquake or other additional  insurance is to be required of any  Mortgagor or to be  maintained on property  acquired in respect of a defaulted  loan,  other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)   Pursuant  to  Section  4.01  and  4.04,  any  amounts  collected  by the
Servicer or the Master  Servicer,  under any  insurance  policies  (other than amounts to be applied to the restoration or repair of the property  subject to the  related  Mortgage or released to the  Mortgagor  in  accordance  with the
MortgageIT  Servicing  Agreement) shall be deposited into the Payment Account, subject to  withdrawal  pursuant to Section 4.04 and 4.05.  Any cost  incurred by the Master  Servicer or the Servicer in  maintaining  any such insurance if the  Mortgagor  defaults  in its  obligation  to do so  shall  be added to the amount owing under the Mortgage  Loan where the terms of the Mortgage  Loan so permit;  provided,  however,  that the  addition of any such cost shall not be taken into account for purposes of calculating  the  distributions  to be made to  Noteholders  and  shall be  recoverable  by the  Master  Servicer  or such
Servicer pursuant to Section 4.04 and 4.05.

Section 3.10.     Presentment  of  Claims  and  Collection  of  Proceeds.  The
Master  Servicer  shall (to the extent  provided in the  MortgageIT  Servicing
Agreement)  cause the Servicer to prepare and present on behalf of the Issuer, the  Indenture  Trustee and the  Noteholders  all claims  under the  Insurance
Policies  and  take  such  actions  (including  the  negotiation,  settlement, compromise or  enforcement  of the  insured's  claim) as shall be necessary to realize  recovery  under such policies.  Any proceeds  disbursed to the Master
Servicer (or  disbursed  to the Servicer and remitted to the Master  Servicer)
in respect of such policies,  bonds or contracts  shall be promptly  deposited in the Payment  Account upon  receipt,  except that any amounts  realized that are to be  applied  to the  repair or  restoration  of the  related  Mortgaged
Property  as a  condition  precedent  to the  presentation  of  claims  on the related  Mortgage Loan to the insurer under any  applicable  Insurance  Policy need not be so deposited (or remitted).

Section 3.11.     Maintenance of the Primary Mortgage Insurance Policies.

(a)   The  Master  Servicer  shall not take,  or permit the  Servicer  (to the extent such action is prohibited under the MortgageIT  Servicing Agreement) to take,  any  action  that  would  result in  noncoverage  under any  applicable
Primary  Mortgage  Insurance  Policy of any loss which, but for the actions of the Master Servicer or the Servicer,  would have been covered thereunder.  The
Master  Servicer shall use its best  reasonable  efforts to cause the Servicer
(to the extent required under the MortgageIT  Servicing  Agreement) to keep in force and effect (to the extent that the Mortgage  Loan requires the Mortgagor to maintain such  insurance),  primary mortgage  insurance  applicable to each
Mortgage Loan in  accordance  with the  provisions  of this  Agreement and the
MortgageIT  Servicing  Agreement,  as  applicable.  The Master  Servicer shall not,  and shall not permit the  Servicer  (to the  extent  required  under the
MortgageIT  Servicing  Agreement)  to,  cancel  or  refuse  to renew  any such
Primary  Mortgage  Insurance  Policy  that  is in  effect  at the  date of the initial  issuance  of the  Mortgage  Note and is  required to be kept in force hereunder  except in accordance  with the provisions of this Agreement and the
MortgageIT Servicing Agreement, as applicable.

(b)   The  Master  Servicer  agrees  to  cause  the  Servicer  (to the  extent required under the MortgageIT  Servicing  Agreement) to present,  on behalf of the Issuer,  the Indenture Trustee and the Noteholders,  claims to the insurer under any Primary  Mortgage  Insurance  Policies and, in this regard,  to take such  reasonable  action as shall be  necessary to permit  recovery  under any
Primary  Mortgage  Insurance  Policies  respecting  defaulted  Mortgage Loans.
Pursuant  to  Section  4.01 and 4.04,  any  amounts  collected  by the  Master
Servicer or the Servicer under any Primary Mortgage  Insurance  Policies shall be  deposited  in the  Payment  Account,  subject to  withdrawal  pursuant  to
Sections 4.04 and 4.05.

Section 3.12.     Indenture Trustee to Retain Possession of Certain Insurance
Policies and Documents.

      The  Indenture  Trustee  shall  retain or shall cause the  Custodian  to retain  possession  and custody of the originals (to the extent  available) of any Primary  Mortgage  Insurance  Policies,  or  certificate  of  insurance if applicable,  and any  certificates  of renewal as to the  foregoing  as may be issued  from  time to time  as  contemplated  by  this  Agreement.  Until  all amounts  distributable  in respect of the Notes have been  distributed in full and the  Indenture  has been  satisfied  and  discharged  in  accordance  with
Section 4.10 of the  Indenture,  the Indenture  Trustee shall also retain,  or shall cause the Custodian to retain,  possession  and custody of each Mortgage
File in  accordance  with and  subject  to the  terms and  conditions  of this
Agreement.  The  Master  Servicer  shall  promptly  deliver  or  cause  to  be delivered to the Indenture  Trustee upon the execution or receipt  thereof the originals of any Primary  Mortgage  Insurance  Policies,  any  certificates of renewal,  and such other documents or instruments that constitute  portions of the Mortgage File that come into the  possession  of the Master  Servicer from time to time.

Section 3.13.     Realization   Upon  Defaulted   Mortgage  Loans.   For  each
Mortgage  Loan that comes  into and  continues  in default  and as to which no satisfactory  arrangements can be made for collection of delinquent  payments, the Master  Servicer  shall cause the Servicer (to the extent  required  under the MortgageIT  Servicing  Agreement) to either (i) foreclose upon,  repossess
or  otherwise   comparably  convert  the  ownership  of  Mortgaged  Properties securing such Mortgage Loans, all in accordance with the MortgageIT  Servicing
Agreement  or (ii) as an  alternative  to  foreclosure,  sell  such  defaulted
Mortgage  Loans  at  fair  market  value  to  third-parties,  if the  Servicer reasonably  believes that such sale would maximize proceeds to the Trust (on a present  value  basis) with  respect to those  Mortgage  Loans.  The  Servicer shall be  responsible  for all costs and  expenses  incurred by it in any such proceedings or sale; provided,  however,  that such costs and expenses will be recoverable as servicing  advances by the Servicer as  contemplated in Section
4.05.

Section 3.14.     Compensation for the Master Servicer.

      On each Payment Date the Master  Servicer will be entitled to all income and gain  realized  from any  investment  of  funds  in the  Payment  Account, pursuant to Article IV, for the  performance of its activities  hereunder (the
"Master  Servicer  Compensation").  In addition,  the Master Servicer shall be entitled to receive the Master  Servicing Fee in accordance  with Section 4.05 as compensation  for its services in connection  with master  servicing of the
Mortgage  Loans.  Servicing  compensation  in the form of assumption  fees, if any,  late  payment  charges,  as  collected,  if any, or  otherwise  (but not including  any  prepayment  premium  or  penalty)  shall  be  retained  by the
Servicer  and shall not be  deposited  in the  Protected  Account.  The Master
Servicer  shall be required to pay all expenses  incurred by it in  connection with its  activities  hereunder  and shall not be  entitled  to  reimbursement therefor except as provided in this Agreement.

Section 3.15.     REO Property.

(a)   In the event the Trust Estate acquires  ownership of any REO Property in respect of any related  Mortgage  Loan,  the deed or certificate of sale shall be  issued  to the  Indenture  Trustee,  or to its  nominee,  on behalf of the
Noteholders.  The  Master  Servicer  shall,  to  the  extent  provided  in the
MortgageIT  Servicing  Agreement,  cause the Servicer to sell any REO Property as  expeditiously  as possible and in  accordance  with the  provisions of the
MortgageIT  Servicing  Agreement,  as  applicable.  Pursuant to its efforts to sell such REO  Property,  the Master  Servicer  shall  cause the  Servicer  to protect  and  conserve,  such REO  Property  in the  manner  and to the extent required by the MortgageIT Servicing Agreement.

(b)   The Master  Servicer  shall,  to the extent  required by the  MortgageIT
Servicing  Agreement,  cause the Servicer to deposit all funds  collected  and received  in  connection  with  the  operation  of  any  REO  Property  in the
Protected Account.

(c)   The Master Servicer and the Servicer,  upon the final disposition of any
REO Property,  shall be entitled to reimbursement for any related unreimbursed
Monthly  Advances  and  other  unreimbursed  advances  as well  as any  unpaid
Servicing  Fees from  Liquidation  Proceeds  received in  connection  with the final disposition of such REO Property;  provided,  that any such unreimbursed
Monthly  Advances as well as any unpaid  Servicing  Fees may be  reimbursed or paid,  as the case may be, prior to final  disposition,  out of any net rental income or other net amounts derived from such REO Property.

(d)   To the  extent  provided  in the  MortgageIT  Servicing  Agreement,  the
Liquidation  Proceeds from the final  disposition of the REO Property,  net of any payment to the Master  Servicer and the  Servicer as provided  above shall be deposited in the Protected  Account on or prior to the  Determination  Date in the month  following  receipt  thereof and be remitted by wire  transfer in immediately  available  funds to the  Master  Servicer  for  deposit  into the
Payment Account on the next succeeding Servicer Remittance Date.

Section 3.16.     Annual Officer's Certificate as to Compliance.

(a)   The Master Servicer shall deliver to the Issuer,  the Indenture  Trustee and the  Rating  Agencies  on or before  March 1 of each year,  commencing  on
March 1, 2005, an Officer's  Certificate,  certifying that with respect to the period ending  December 31 of the prior year: (i) such  Servicing  Officer has reviewed the activities of such Master Servicer during the preceding  calendar year or portion thereof and its performance under this Agreement,  (ii) to the best of such Servicing Officer's knowledge,  based on such review, such Master
Servicer  has  performed  and  fulfilled  its  duties,   responsibilities  and
obligations  under this  Agreement in all material  respects  throughout  such year,  or, if there has been a default in the  fulfillment of any such duties, responsibilities  or  obligations,  specifying each such default known to such
Servicing  Officer and the nature and status  thereof,  (iii) nothing has come to the attention of such Servicing  Officer to lead such Servicing  Officer to
believe   that  the  Servicer  has  failed  to  perform  any  of  its  duties, responsibilities  and obligations under the MortgageIT  Servicing Agreement in all material  respects  throughout such year, or, if there has been a material
default   in   the   performance   or   fulfillment   of  any   such   duties,
responsibilities  or  obligations,  specifying each such default known to such
Servicing Officer and the nature and status thereof.

(b)   Copies of such  statements  shall be  provided  to any  Noteholder  upon request,  by the Master  Servicer  or by the  Indenture  Trustee at the Master
Servicer's  expense  if the Master  Servicer  failed to  provide  such  copies
(unless (i) the Master  Servicer  shall have  failed to provide the  Indenture
Trustee with such statement or (ii) the Indenture  Trustee shall be unaware of the Master Servicer's failure to provide such statement).

Section 3.17.     Annual  Independent  Accountant's  Servicing  Report. If the
Master Servicer has, during the course of any fiscal year,  directly  serviced any of the  Mortgage  Loans,  then the Master  Servicer at its  expense  shall
cause  a  nationally   recognized   firm  of  independent   certified   public
accountants to furnish a statement to the Issuer, the Indenture  Trustee,  the
Rating  Agencies  and  the  Depositor  on or  before  March  1 of  each  year, commencing  on March 1, 2005 to the  effect  that,  with  respect  to the most recently  ended  fiscal  year,  such firm has  examined  certain  records  and documents  relating  to the Master  Servicer's  performance  of its  servicing
obligations   under  this  Agreement  and  pooling  and  servicing  and  trust agreements in material  respects  similar to this  Agreement and to each other and  that,  on the  basis  of  such  examination  conducted  substantially  in compliance  with the audit program for  mortgages  serviced for Freddie Mac or the Uniform Single Attestation  Program for Mortgage Bankers,  such firm is of the opinion  that the Master  Servicer's  activities  have been  conducted  in compliance  with this  Agreement,  or that such  examination  has disclosed no material items of  noncompliance  except for (i) such  exceptions as such firm believes  to be  immaterial,  (ii) such other  exceptions  as are set forth in such statement and (iii) such exceptions  that the Uniform Single  Attestation
Program for Mortgage  Bankers or the Audit Program for  Mortgages  Serviced by
Freddie  Mac  requires  it to  report.  Copies  of such  statements  shall  be provided to any  Noteholder  upon  request by the Master  Servicer,  or by the
Indenture  Trustee  at  the  expense  of the  Master  Servicer  if the  Master
Servicer  shall  fail  to  provide  such  copies.  If  such  report  discloses exceptions  that are material,  the Master Servicer shall advise the Indenture
Trustee  whether such  exceptions  have been or are  susceptible  of cure, and will take prompt action to do so.

Section 3.18.     Reports  Filed  with  Securities  and  Exchange  Commission.
Within 15 days after each Payment Date,  the Securities  Administrator  shall, in  accordance  with  industry  standards,  file with the  Commission  via the
Electronic  Data  Gathering and  Retrieval  System  ("EDGAR"),  a Form 8-K (or
other  comparable Form containing the same or comparable  information or other information  mutually  agreed  upon)  with a  copy  of  the  statement  to the
Noteholders for such Payment Date as an exhibit  thereto.  Prior to January 30 in any year, the Securities  Administrator  shall, in accordance with industry standards and only if instructed by the  Depositor,  file a Form 15 Suspension
Notice with respect to the Trust  Estate,  if  applicable.  Prior to (i) March
15,  2005 and (ii)  unless and until a Form 15  Suspension  Notice  shall have been filed,  prior to March 15 of each year  thereafter,  the Master  Servicer
shall   provide  the   Securities   Administrator   with  a  Master   Servicer
Certification,  together  with a copy of the annual  independent  accountant's servicing report and annual  statement of compliance of the Servicer,  in each
case,   required  to  be  delivered  pursuant  to  the  MortgageIT   Servicing
Agreement,  and, if applicable,  the annual independent accountant's servicing report  and annual  statement  of  compliance  to be  delivered  by the Master
Servicer  pursuant to Sections 3.16 and 3.17.  Prior to (i) March 31, 2005, or
such  earlier  filing  date as may be  required  by the  Commission,  and (ii)
unless and until a Form 15 Suspension  Notice shall have been filed,  March 31 of each year  thereafter,  or such  earlier  filing date as may be required by the  Commission,  the  Securities  Administrator  shall file a Form  10-K,  in substance  conforming to industry  standards,  with respect to the Trust. Such
Form  10-K  shall  include  the  Master  Servicer   Certification   and  other
documentation   provided  by  the  Master  Servicer  pursuant  to  the  second
preceding   sentence.   The  Depositor   hereby   grants  to  the   Securities
Administrator  a  limited  power of  attorney  to  execute  and file each such document on behalf of the  Depositor.  Such power of attorney  shall  continue until either the earlier of (i) receipt by the Securities  Administrator  from the  Depositor of written  termination  of such power of attorney and (ii) the termination of the Trust Estate.  The Depositor  agrees to promptly furnish to the  Securities  Administrator,  from time to time upon request,  such further information,  reports and financial  statements  within its control related to this  Agreement  and  the  Mortgage  Loans  as  the  Securities  Administrator
reasonably  deems  appropriate to prepare and file all necessary  reports with the Commission.  The Securities  Administrator shall have no responsibility to file any items other than those  specified  in this  Section  3.18;  provided, however,  the Securities  Administrator  will cooperate with the Depositor and the Issuer in  connection  with any  additional  filings  with  respect to the
Trust Estate as the Depositor deems  necessary  under the Securities  Exchange
Act of 1934, as amended (the "Exchange  Act").  Fees and expenses  incurred by the Securities  Administrator  in connection  with this Section 3.18 shall not be reimbursable from the Trust Estate.

Section 3.19.     The Company.  On the Closing Date,  the Company will receive from the Depositor a payment of $5,000.

Section 3.20.     UCC. The  Depositor  shall inform the  Indenture  Trustee in writing of any Uniform  Commercial  Code financing  statements that were filed on the Closing Date in connection with the Trust Estate with stamped  recorded copies of such financing  statements to be delivered to the Indenture  Trustee promptly  upon  receipt by the  Depositor.  If  directed by the  Depositor  in writing,  the  Indenture  Trustee  will  execute any  continuation  statements prepared by the Depositor  and deliver them as directed  solely at the expense of the  Depositor.  The  Depositor  shall  file any  financing  statements  or amendments thereto required by any change in the Uniform Commercial Code.

Section 3.21.     Optional Purchase of Defaulted Mortgage Loans.

(a)   With  respect  to any  Mortgage  Loan  which  as of the  first  day of a
Calendar  Quarter  is  delinquent  in  payment by 90 days or more or is an REO
Property,  the Servicer  shall have the right to purchase  such  Mortgage Loan from the  Trust  Estate at a price  equal to the  Repurchase  Price;  provided however (i) that such Mortgage Loan is still 90 days or more  delinquent or is an REO  Property  as of the  date of such  purchase  and  (ii)  this  purchase option,  if not  theretofore  exercised,  shall terminate on the date prior to the last day of the related Calendar  Quarter.  This purchase  option,  if not exercised,  shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan  thereafter  again becomes 90 days or more delinquent or becomes  an REO  Property,  in  which  case  the  option  shall  again  become exercisable as of the first day of the related Calendar Quarter.

(b)   If at any time the Servicer  remits to the Master Servicer a payment for deposit in the Payment  Account  covering the amount of the  Repurchase  Price for such a Mortgage  Loan, and the Master  Servicer  provides to the Indenture
Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Payment Account,  then the Indenture
Trustee  shall  execute the  assignment of such Mortgage Loan to the Servicer, without  recourse,  representation  or warranty and the Servicer shall succeed to all of the  Indenture  Trustee's  right,  title and interest in and to such
Mortgage  Loan,  and  all  security  and  documents  relative  thereto.   Such
assignment  shall  be  an  assignment  outright  and  not  for  security.  The
Servicer  will  thereupon  own  such  Mortgage,  and  all  such  security  and documents,  free  of any  further  obligation  to the  Issuer,  the  Indenture
Trustee or the Noteholders with respect thereto.

Section 3.22.     Monthly  Advances.  If the  Scheduled  Payment on a Mortgage
Loan that was due on a related Due Date is  delinquent  other than as a result of  application  of the Relief Act and for which the  Servicer was required to make an advance  pursuant to the MortgageIT  Servicing  Agreement  exceeds the amount  deposited  in the  Payment  Account  which will be used for an advance with respect to such Mortgage  Loan,  the Master  Servicer will deposit in the
Payment Account not later than the Payment  Account  Deposit Date  immediately preceding the related Payment Date an amount equal to such deficiency,  net of the  Servicing  Fee for such  Mortgage  Loan  except to the  extent the Master
Servicer determines any such advance to be a Nonrecoverable  Advance.  Subject to the  foregoing,  the Master  Servicer  shall continue to make such advances through the date that the  Servicer is required to do so under the  MortgageIT
Servicing  Agreement.  If  the  Master  Servicer  deems  an  advance  to  be a
Nonrecoverable  Advance,  on the  Payment  Account  Deposit  Date,  the Master
Servicer   shall   present  an  Officer's   Certificate   to  the   Securities
Administrator  (i)  stating  that the  Master  Servicer  elects  not to make a
Monthly  Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 3.23.     Compensating  Interest  Payments.  The Master Servicer shall deposit in the Payment  Account not later than each  Payment  Account  Deposit
Date an amount  equal to the  lesser of (i) the sum of the  aggregate  amounts required  to be  paid by the  Servicer  under  the  Servicing  Agreement  with respect to subclauses  (a) and (b) of the  definition  of Interest  Shortfalls with respect to the Mortgage Loans for the related  Prepayment Period, and not so paid by the  Servicer  and (ii) the Master  Servicing  Fee for such Payment
Date (such amount, the "Compensating  Interest Payment").  The Master Servicer
shall  not be  entitled  to any  reimbursement  of any  Compensating  Interest
Payment.

                                  ARTICLE IV
                                   Accounts

Section 4.01.     Protected  Accounts.  (a) The Master  Servicer shall enforce the  obligation of the Servicer to establish and maintain a Protected  Account in accordance  with the  MortgageIT  Servicing  Agreement,  with records to be kept with  respect  thereto on a Mortgage  Loan by Mortgage  Loan basis,  into which  account  shall be  deposited  within 48 hours (or as of such other time specified in the MortgageIT  Servicing  Agreement) of receipt, all collections of principal and interest on any Mortgage  Loan and any REO Property  received
by  the  Servicer,   including  Principal  Prepayments,   Insurance  Proceeds,
Liquidation  Proceeds,  and advances made from the  Servicer's own funds (less servicing  compensation as permitted by the MortgageIT  Servicing Agreement in the  case of the  Servicer)  and all  other  amounts  to be  deposited  in the
Protected  Account.  The Protected Account shall be an Eligible  Account.  The
Servicer is hereby  authorized  to make  withdrawals  from and deposits to the
Protected  Account for purposes  required or permitted by this  Agreement.  To the extent  provided in the  MortgageIT  Servicing  Agreement,  the  Protected
Account shall be held by a Designated  Depository  Institution  and segregated on the books of such institution in the name of the Indenture  Trustee for the benefit of the Noteholders.

(b)   To the extent provided in the MortgageIT  Servicing  Agreement,  amounts on deposit in the Protected  Account may be invested in Permitted  Investments in the name of the  Indenture  Trustee  for the  benefit of  Noteholders  and, except as provided in the preceding  paragraph,  not commingled with any other funds.  Such  Permitted  Investments  shall  mature,  or shall be  subject  to redemption  or  withdrawal,  no later  than the date on which  such  funds are required to be  withdrawn  for deposit in the  Payment  Account,  and shall be held until  required  for such  deposit.  The  income  earned  from  Permitted
Investments  made  pursuant to this Section 4.01 shall be paid to the Servicer under  the  MortgageIT  Servicing  Agreement,  and the risk of loss of  moneys required to be distributed to the Noteholders  resulting from such investments shall  be  borne  by and be the risk of the  Servicer.  The  Servicer  (to the extent  required by the  MortgageIT  Servicing  Agreement)  shall  deposit the amount of any such loss in the Protected  Account  within two Business Days of receipt of  notification  of such loss but not later than the second  Business
Day prior to the Payment  Date on which the moneys so invested are required to be distributed to the Noteholders.

(c)   To  the  extent  required  by the  MortgageIT  Servicing  Agreement  and subject to this Article IV, on or before each Servicer  Remittance  Date,  the
Servicer  shall  withdraw or shall cause to be  withdrawn  from its  Protected
Account and shall immediately  deposit or cause to be deposited in the Payment
Account  amounts  representing  the following  collections and payments (other than with respect to principal of or interest on the Mortgage  Loans due on or before the Cut-off Date):

(i)   Scheduled  Payments  on the  Mortgage  Loans  received  or  any  related portion thereof advanced by the Servicer pursuant to the MortgageIT  Servicing
Agreement  which were due on or before the related Due Date, net of the amount thereof  comprising  the  Servicing  Fee  or  any  fees  with  respect  to any lender-paid primary mortgage insurance policy;

(ii)  Principal  Prepayments in full and any Liquidation  Proceeds received by the  Servicer  with respect to the  Mortgage  Loans in the related  Prepayment
Period,  with interest to the date of prepayment  or  liquidation,  net of the amount thereof comprising the Servicing Fee;

(iii) Principal  Prepayments in part received by the Servicer for the Mortgage
Loans in the related Prepayment Period; and

(iv)  Any amount to be used as a Monthly Advance.

(d)   Withdrawals  may be  made  from  the  Protected  Account  only  to  make remittances  as provided in Section  4.01(c),  4.04 and 4.05; to reimburse the
Master  Servicer  or  the  Servicer  for  Monthly  Advances  which  have  been recovered by  subsequent  collections  from the related  Mortgagor;  to remove amounts  deposited  in error;  to remove  fees,  charges or other such amounts deposited on a temporary  basis;  or to clear and terminate the account at the termination  of this  Agreement in  accordance  with Section 7.10. As provided in Sections 4.01(a) and 4.04(b) certain amounts  otherwise due to the Servicer may be retained by it and need not be deposited in the Payment Account.

Section 4.02.     [Reserved].

Section 4.03.     [Reserved].

Section 4.04.     Payment  Account.  (a) The  Securities  Administrator  shall establish and maintain in the name of the Indenture  Trustee,  for the benefit of the  Noteholders,  the Payment  Account as a  segregated  trust  account or accounts. The Securities  Administrator will deposit in the Payment Account as identified by the Securities  Administrator  and as received by the Securities
Administrator, the following amounts:

(i)   Any amounts withdrawn from the Protected Account;

(ii)  Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance  Proceeds or Net  Liquidation  Proceeds  received by or on behalf of the  Securities  Administrator  or which were not  deposited  in the
Protected Account;

(iv)  The  Repurchase  Price with respect to any Mortgage  Loans  purchased by the Seller  pursuant to the Mortgage Loan Purchase  Agreement or Sections 2.02
or 2.03 hereof,  any amounts which are to be treated  pursuant to Section 2.04 of this Agreement as the payment of a Repurchase  Price in connection with the tender of a Substitute  Mortgage Loan by the Seller and the  Repurchase  Price
with respect to any  Mortgage  Loans  purchased  by the  Servicer  pursuant to
Section 3.21;

(v)   Any  amounts  required  to be  deposited  by the  Master  Servicer  with respect to losses on investments of deposits in the Payment Account; and

(vi)  Any  other  amounts   received  by  or  on  behalf  of  the   Securities
Administrator  and required to be deposited in the Payment Account pursuant to this Agreement.

(b)   The  requirements  for crediting the Payment Account shall be exclusive, it being  understood and agreed that,  without  limiting the generality of the foregoing,  payments in the nature of (i)  prepayment or late payment  charges or  assumption,  tax  service,  statement  account  or  payoff,  substitution, satisfaction,  release  and  other  like fees and  charges  and (ii) the items enumerated in Subsections 4.05(a)(i),  (ii), (iii), (iv), (vi), (vii), (viii),
(ix),  (x),  (xi) and (xii),  need not be remitted  by the Master  Servicer or
Servicer to the Securities  Administrator  for deposit in the Payment Account.
In the event that the Master  Servicer  shall remit or cause to be remitted to the  Securities  Administrator  for deposit to the Payment  Account any amount not  required to be  credited  thereto,  the  Securities  Administrator,  upon receipt of a written  request  therefor  signed by a Servicing  Officer of the
Master Servicer,  shall promptly  transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

(c)   The Payment  Account  shall  constitute  a  non-interest  bearing  trust account  of the  Trust  Estate  segregated  on  the  books  of the  Securities
Administrator  and held by the  Securities  Administrator  in  trust,  and the
Payment Account and the funds  deposited  therein shall not be subject to, and shall be protected from, all claims,  liens, and encumbrances of any creditors or depositors of the  Securities  Administrator  (whether  made  directly,  or
indirectly    through   a   liquidator   or   receiver   of   the   Securities
Administrator).  The Payment Account shall be an Eligible Account.

(d)   The amount at any time  credited  to the  Payment  Account  shall be (i)
held in cash or (ii) invested,  in the name of the Indenture Trustee,  for the benefit of the Noteholders,  but only in Permitted  Investments as directed by
Master  Servicer.  All  Permitted  Investments  shall  mature or be subject to redemption  or  withdrawal  on or before,  and shall be held  until,  the next succeeding  Payment Date if the obligor for such  Permitted  Investment is the
Securities  Administrator,  or if  such  obligor  is  any  other  Person,  the
Business Day preceding such Payment Date.  All investment  earnings on amounts on deposit in the Payment  Account or benefit  from funds  uninvested  therein from  time to time  shall  be for the  account  of the  Master  Servicer.  The
Securities  Administrator shall remit all investment earnings from the Payment
Account to the Master  Servicer on each Payment  Date. If there is any loss on a  Permitted  Investment,  the Master  Servicer  shall remit the amount of the loss to the  Securities  Administrator  who shall  deposit  such amount in the
Payment Account.

(e)   The Securities  Administrator or its Affiliates are permitted to receive additional  compensation  that  could  be  deemed  to  be  in  the  Securities
Administrator's   economic  self-interest  for  (i)  servicing  as  investment
advisor,   administrator,   shareholder,   servicing   agent,   custodian   or
sub-custodian  with  respect  to certain of the  Permitted  Investments,  (ii)
using Affiliates to effect  transactions in certain Permitted  Investments and
(iii)  effecting   transactions  in  certain   Permitted   Investments.   Such
compensation  shall  not be  considered  an  amount  that is  reimbursable  or payable pursuant to Section 4.05.

Section 4.05.     Permitted  Withdrawals  and  Transfers  from  the  Payment
Account.  (a) The Securities  Administrator  will, from time to time on demand of the  Master  Servicer,  make  or  cause  to be  made  such  withdrawals  or transfers from the Payment  Account as the Master  Servicer has designated for such  transfer or  withdrawal  pursuant to this  Agreement  and the  Servicing
Agreement or as the Securities  Administrator has instructed hereunder for the following  purposes (limited in the case of amounts due the Master Servicer to those not withdrawn  from the Payment  Account as certified by the  Securities
Administrator  in accordance  with the terms of this  Agreement but not in any order of priority):

(i)   to  reimburse  the  Master  Servicer  or the  Servicer  for any  Monthly
Advance of its own funds,  the right of the Master Servicer or the Servicer to reimbursement  pursuant  to  this  subclause  (i)  being  limited  to  amounts received on a particular  Mortgage  Loan  (including,  for this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation Proceeds) which represent  late payments or recoveries of the principal of or interest on such
Mortgage Loan respecting which such Monthly Advance was made;

(ii)  to  reimburse  the  Master  Servicer  or  the  Servicer  from  Insurance
Proceeds or Liquidation  Proceeds  relating to a particular  Mortgage Loan for amounts  expended  by the Master  Servicer  or such  Servicer in good faith in connection  with the restoration of the related  Mortgaged  Property which was damaged by an Uninsured  Cause or in connection  with the  liquidation of such
Mortgage Loan;

(iii) to  reimburse  the  Master  Servicer  or  the  Servicer  from  Insurance
Proceeds relating to a particular  Mortgage Loan for insured expenses incurred with respect to such  Mortgage  Loan and to reimburse  the Master  Servicer or the Servicer from  Liquidation  Proceeds  from a particular  Mortgage Loan for
Liquidation  Expenses  incurred with respect to such Mortgage  Loan;  provided
that  the  Master  Servicer  shall  not  be  entitled  to  reimbursement   for
Liquidation  Expenses  with respect to a Mortgage  Loan to the extent that (i)
any  amounts  with  respect  to  such   Mortgage  Loan  were  paid  as  Excess
Liquidation  Proceeds pursuant to clause (viii) of this Subsection 4.05 (a) to the Master Servicer;  and (ii) such Liquidation  Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv)  to reimburse  the Master  Servicer or the Servicer for advances of funds
(other than Monthly  Advances)  made with respect to the Mortgage  Loans,  and the  right to  reimbursement  pursuant  to this  subclause  being  limited  to amounts received on the related  Mortgage Loan  (including,  for this purpose, the Repurchase Price therefor,  Insurance  Proceeds and Liquidation  Proceeds)
which  represent late  recoveries of the payments for which such advances were made;

(v)   to  reimburse  the  Master  Servicer  or the  Servicer  for any  Monthly
Advance or advance,  after a Realized Loss has been  allocated with respect to the  related  Mortgage  Loan if the  Monthly  Advance or advance  has not been reimbursed pursuant to clauses (i) and (iv);

(vi)  to pay the  Master  Servicer  as set  forth in  Section  3.14;  provided however,  that the  Master  Servicer  shall be  obligated  to pay from its own funds any amounts which it is required to pay under Section 5.03;

(vii) to reimburse  the Master  Servicer for expenses,  costs and  liabilities incurred by and  reimbursable  to it pursuant  to Sections  3.03,  5.04(c) and
(d), to the extent that the Master Servicer has not already  reimbursed itself for such amounts from the Payment Account;

(viii)......to  pay  to  the  Master   Servicer,   as   additional   servicing
compensation,  any Excess  Liquidation  Proceeds to the extent not retained by the Servicer;

(ix)  to  reimburse  or pay the  Servicer  any such amounts as are due thereto under the  Servicing  Agreement  and have not been  retained by or paid to the
Servicer, to the extent provided in the Servicing Agreement;

(x)   to reimburse or pay the  Indenture  Trustee,  the Owner  Trustee and the
Securities  Administrator  any amounts due or expenses,  costs and liabilities incurred by or reimbursable  to it pursuant to this  Agreement,  the Indenture and the Trust  Agreement,  to the extent such  amounts  have not already  been previously paid or reimbursed to such party from the Payment Account;

(xi)  to remove amounts deposited in error; and

(xii) to clear and terminate the Payment Account pursuant to Section 7.10.

(b)   The Master Servicer shall keep and maintain  separate  accounting,  on a
Mortgage  Loan by Mortgage Loan basis,  for the purpose of accounting  for any reimbursement  from the Payment  Account  pursuant to  subclauses  (i) through
(iv) or with  respect to any such  amounts  which  would have been  covered by such  subclauses  had the  amounts not been  retained  by the Master  Servicer without being deposited in the Payment Account under Section 4.04(b).

(c)   On each Payment  Date,  pursuant to Section 3.05 of the  Indenture,  the
Securities  Administrator  shall  distribute the Available Funds to the extent on deposit in the Payment  Account to the Holders of the Notes,  in accordance with Section 3.05 of the Indenture.

                                 ARTICLE V
                             The Master Servicer

Section 5.01.     Liabilities  of the Master  Servicer.  The  Master  Servicer
shall be liable in accordance  herewith only to the extent of the  obligations specifically imposed upon and undertaken by it herein.

Section 5.02.     Merger or Consolidation of the Master Servicer.

(a)   The Master  Servicer  will keep in full force and effect its  existence, rights  and  franchises  as a  corporation  under the laws of the state of its incorporation,  and will obtain and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be  necessary  to protect the  validity  and  enforceability  of this
Agreement,  the Notes or any of the  Mortgage  Loans and to perform its duties under this Agreement.

(b)   Any  Person   into  which  the   Master   Servicer   may  be  merged  or
consolidated,  or any corporation  resulting from any merger or  consolidation to which the Master  Servicer  shall be a party,  or any Person  succeeding to the  business of the Master  Servicer,  shall be the  successor  of the Master
Servicer  hereunder,  without the  execution or filing of any paper or further act on the part of any of the parties hereto,  anything herein to the contrary notwithstanding.

Section 5.03.     Indemnification  of the Indenture  Trustee,  Owner Trustee,
the Master  Servicer and the  Securities  Administrator.  The Master  Servicer
agrees to  indemnify  the  Indenture  Trustee,  Owner  Trustee and  Securities
Administrator  (each an  "Indemnified  Person") for, and to hold them harmless against, any loss,  liability or expense (including  reasonable legal fees and disbursements  of  counsel)  incurred on their part that may be  sustained  in connection  with,  arising out of, or relating  to, any claim or legal  action
(including any pending or threatened  claim or legal action)  relating to this
Agreement,  the Indenture,  the MortgageIT Servicing Agreement, the Assignment
Agreement or the Notes or the powers of attorney  delivered  by the  Indenture
Trustee hereunder (i) related to the Master Servicer's  failure to perform its duties in compliance with this Agreement  (except as any such loss,  liability or expense  shall be otherwise  reimbursable  pursuant to this  Agreement)  or
(ii)  incurred by reason of the Master  Servicer's  willful  misfeasance,  bad faith or gross  negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder,  provided,  in each case,  that with  respect  to any such claim or legal  action  (or  pending or threatened  claim or legal action),  the  Indemnified  Person shall have given the Master  Servicer and the Depositor  written notice thereof  promptly after such Indemnified  Person shall have with respect to such claim or legal action knowledge  thereof.  The Master Servicer's  failure to receive any such notice shall not affect an Indemnified  Persons' right to indemnification  hereunder, except to the extent the Master  Servicer  is  materially  prejudiced  by such failure to give  notice.  This  indemnity  shall  survive the  resignation  or removal of the  Indenture  Trustee,  Owner  Trustee,  Master  Servicer and the
Securities  Administrator  and the termination of this  Agreement.  The Seller agrees to indemnify the Owner  Trustee for any loss,  liability or expense for which the  Depositor is required to indemnify  the Owner  Trustee  pursuant to
Section 7.02 of the Trust  Agreement,  other than  (x) any  loss  liability or expense  required  to be  covered  by the  Master  Servicer  pursuant  to this
Section  5.03 (y) and any  loss,  liability  or  expense  already  paid by the
Depositor in accordance with Section 7.02 of the Trust Agreement.

Section 5.04.     Limitations  on  Liability  of  the  Master  Servicer  and
Others.  Subject to the  obligation  of the Master  Servicer to indemnify  the
Indemnified Persons pursuant to Section 5.03:

(a)   Neither  the  Master  Servicer  nor  any  of  the  directors,  officers, employees  or agents of the Master  Servicer  shall be under any  liability to the Indemnified  Persons,  the Depositor,  the Trust Estate or the Noteholders
for taking any action or for  refraining  from taking any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however, that this provision  shall not protect the Master  Servicer or any such Person against  any  breach  of  warranties  or  representations  made  herein or any liability which would otherwise be imposed by reason of such Person's  willful misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b)   The Master Servicer and any director,  officer, employee or agent of the
Master  Servicer  may rely in good  faith on any  document  of any kind  prima facie  properly  executed and submitted by any Person  respecting  any matters arising hereunder.

(c)   The Master Servicer and any director,  officer, employee or agent of the
Master  Servicer  shall be  indemnified  by the Trust Estate and held harmless thereby against any loss,  liability or expense  (including  reasonable  legal fees  and  disbursements  of  counsel)  incurred  on  their  part  that may be sustained  in  connection  with,  arising  out of, or related to, any claim or legal  action  (including  any pending or  threatened  claim or legal  action)
relating  to this  Agreement,  the  Indenture,  the  Notes  or the  MortgageIT
Servicing  Agreement  (except  to the  extent  that  the  Master  Servicer  is indemnified  by the  Servicer  thereunder),  other  than  (i) any  such  loss, liability or expense related to the Master  Servicer's  failure to perform its duties in compliance with this Agreement  (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement),  or
(ii) any such  loss,  liability  or expense  incurred  by reason of the Master
Servicer's  willful  misfeasance,   bad  faith  or  gross  negligence  in  the
performance  of  duties  hereunder  or by  reason  of  reckless  disregard  of obligations and duties hereunder.

(d)   The  Master  Servicer  shall not be under any  obligation  to appear in, prosecute  or defend any legal  action  that is not  incidental  to its duties under this  Agreement and that in its opinion may involve it in any expense or liability;  provided,  however,  the  Master  Servicer  may in its  discretion undertake  any such  action  which it may deem  necessary  or  desirable  with respect to this  Agreement or the  Indenture  and the rights and duties of the
parties   hereto  and  the   interests  of  the   Noteholders   hereunder  and
thereunder.  In such event,  the legal  expenses  and costs of such action and any liability resulting therefrom shall be expenses,  costs and liabilities of the Trust Estate,  and the Master  Servicer shall be entitled to be reimbursed therefor out of the Payment  Account as provided by Section  4.05.  Nothing in this  Subsection  5.04(d)  shall affect the Master  Servicer's  obligation  to supervise,  or to take such actions as are necessary to ensure,  the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

(e)   In  taking  or  recommending  any  course  of  action  pursuant  to this
Agreement,  unless specifically  required to do so pursuant to this Agreement,
the  Master   Servicer   shall  not  be  required  to   investigate   or  make
recommendations  concerning potential liabilities which the Trust Estate might incur as a result of such course of action by reason of the  condition  of the
Mortgaged  Properties but shall give written  notice to the Indenture  Trustee if it has notice of such potential liabilities.

(f)   The Master  Servicer  shall not be liable for any acts or  omissions  of the Servicer, except as otherwise expressly provided herein.

Section 5.05.     Master  Servicer  Not  to  Resign.  Except  as  provided  in
Section 5.07, the Master  Servicer shall not resign from the  obligations  and duties hereby imposed on it except upon a  determination  that any such duties
hereunder  are  no  longer   permissible   under   applicable   law  and  such
impermissibility  cannot  be  cured.  Any such  determination  permitting  the resignation  of the  Master  Servicer  shall be  evidenced  by an  Opinion  of
Counsel  addressed  to the  Indenture  Trustee  and the Issuer to such  effect delivered to the  Indenture  Trustee and the Issuer.  No such  resignation  by the Master Servicer shall become  effective until the Company or the Indenture
Trustee or a successor to the Master Servicer  reasonably  satisfactory to the
Indenture  Trustee and Company  shall have  assumed the  responsibilities  and obligations  of the Master  Servicer in  accordance  with Section 6.02 hereof.
The Indenture  Trustee shall notify the Rating  Agencies of the resignation of the Master Servicer.

Section 5.06.     Successor   Master   Servicer.   In   connection   with  the
appointment of any successor  master  servicer or the assumption of the duties of the Master  Servicer,  the Company or the  Indenture  Trustee may make such arrangements  for the  compensation  of such successor  master servicer out of payments  on the  Mortgage  Loans as the  Company  and such  successor  master servicer  shall agree.  If the successor  master  servicer does not agree that such market  value is a fair  price,  such  successor  master  servicer  shall obtain two quotations of market value from third parties  actively  engaged in
the  servicing  of   single-family   mortgage   loans.   Notwithstanding   the
foregoing,  the  compensation  payable to a successor  master servicer may not exceed the compensation  which the Master Servicer would have been entitled to retain  if the  Master  Servicer  had  continued  to act  as  Master  Servicer hereunder.

Section 5.07.     Sale  and  Assignment  of  Master   Servicing.   The  Master
Servicer  may  sell  and  assign  its  rights  and  delegate  its  duties  and obligations  in its entirety as Master  Servicer  under this Agreement and the
Company  may  terminate  the Master  Servicer  without  cause and select a new
Master  Servicer;  provided,  however,  that:  (i) the purchaser or transferee accepting such  assignment and delegation (a) shall be a Person which shall be qualified to master service  mortgage loans for Fannie Mae or Freddie Mac; (b)
shall  have a net  worth  of  not  less  than  $10,000,000  (unless  otherwise approved by each Rating  Agency  pursuant to clause (ii) below);  (c) shall be reasonably  satisfactory to the Indenture Trustee and Company (as evidenced in a writing signed by the Indenture Trustee and Company);  and (d) shall execute and  deliver to the  Indenture  Trustee an  agreement,  in form and  substance reasonably  satisfactory  to the  Issuer  and  the  Indenture  Trustee,  which contains an assumption by such Person of the due and punctual  performance and observance  of each  covenant and  condition to be performed or observed by it as master  servicer  under this  Agreement;  (ii) each Rating  Agency shall be given prior  written  notice of the identity of the proposed  successor to the
Master  Servicer  and each  Rating  Agency's  rating  of the  Notes in  effect immediately  prior  to  such  assignment,  sale  and  delegation  will  not be downgraded,  qualified or withdrawn as a result of such  assignment,  sale and delegation,  as evidenced  by a letter to such effect  delivered to the Master
Servicer,  the Issuer and the  Indenture  Trustee;  (iii) the Master  Servicer
assigning  and selling the master  servicing  shall  deliver to the Issuer and the  Indenture  Trustee  an  Officer's  Certificate  and an Opinion of Counsel
addressed  to the Issuer and the  Indenture  Trustee,  each  stating  that all conditions  precedent to such action under this  Agreement have been completed and  such  action  is  permitted  by and  complies  with  the  terms  of  this
Agreement;  and (iv) in the event the Master  Servicer is  terminated  without cause by the Company,  the Company shall pay the terminated  Master Servicer a termination fee equal to 0.25% of the aggregate  Scheduled  Principal  Balance of the Mortgage  Loans at the time the master  servicing of the Mortgage Loans is  transferred  to the  successor  Master  Servicer.  No such  assignment  or delegation  shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                  ARTICLE VI
                                   Default

Section 6.01.     Master  Servicer Events of Default.  "Master  Servicer Event
of Default,"  wherever  used  herein,  means any one of the  following  events
(whatever the reason for such Master  Servicer Event of Default and whether it shall be  voluntary  or  involuntary  or be  effected by  operation  of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental  body) and only with respect to the defaulting Master Servicer:

(i)   The  Master  Servicer  fails  to cause to be  deposited  in the  Payment
Account  any amount so  required to be  deposited  pursuant to this  Agreement
(other than a Monthly Advance),  and such failure  continues  unremedied for a period of three  Business  Days  after the date upon which  written  notice of such failure,  requiring the same to be remedied, shall have been given to the
Master Servicer; or

(ii)  The Master Servicer fails to observe or perform in any material  respect any other material  covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements  materially  affect the rights of Noteholders,  and such failure continues unremedied for a period of 60 days after the date on which  written  notice of such failure,  properly  requiring the same to be remedied,  shall have been given to the Master  Servicer by the
Indenture  Trustee or to the Master Servicer and the Indenture  Trustee by the
Holders of Notes  aggregating  at least 25% of the Note  Principal  Balance of the Notes; or

(iii) There is  entered  against  the  Master  Servicer a decree or order by a court or agency or supervisory  authority having  jurisdiction in the premises
for  the  appointment  of  a  conservator,   receiver  or  liquidator  in  any
insolvency,  readjustment  of debt,  marshaling of assets and  liabilities  or similar proceedings,  or for the winding up or liquidation of its affairs, and the  continuance  of any such decree or order is unstayed  and in effect for a period of 60  consecutive  days, or an involuntary  case is commenced  against the Master Servicer under any applicable insolvency or reorganization  statute and the petition is not  dismissed  within 60 days after the  commencement  of the case; or

(iv)  The Master  Servicer  consents to the  appointment  of a conservator  or receiver or liquidator in any insolvency,  readjustment of debt, marshaling of assets and  liabilities  or similar  proceedings  of or relating to the Master
Servicer or substantially  all of its property;  or the Master Servicer admits in writing its inability to pay its debts  generally as they become due, files a petition to take  advantage of any applicable  insolvency or  reorganization statute, makes an assignment for the benefit of its creditors,  or voluntarily suspends payment of its obligations;

(v)   The Master  Servicer  assigns or  delegates  its duties or rights  under this Agreement in contravention  of the provisions  permitting such assignment or delegation under Sections 5.05 or 5.07; or

(vi)  The Master Servicer fails to deposit,  or cause to be deposited,  in the
Payment Account any Monthly Advance (other than a  Nonrecoverable  Advance) by
5:00 p.m. New York City time on the Payment Account Deposit Date.

In each and every such case, so long as such Master  Servicer Event of Default with respect to the Master  Servicer shall not have been remedied,  either the
Indenture  Trustee  or the  Holders of Notes  aggregating  at least 51% of the
Note  Principal  Balance  of the  Notes,  by notice in  writing  to the Master
Servicer (and to the Indenture Trustee if given by such  Noteholders),  with a copy to the  Rating  Agencies,  and  with  the  consent  of the  Company,  may terminate all of the rights and obligations  (but not the  liabilities) of the
Master  Servicer  under this Agreement and in and to the Mortgage Loans and/or the REO Property  serviced by the Master  Servicer  and the proceeds  thereof.
Upon the receipt by the Master Servicer of the written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the Notes,  the Mortgage  Loans,  REO  Property or under any other  related agreements  (but only to the extent that such other  agreements  relate to the
Mortgage  Loans or related  REO  Property)  shall,  subject  to Section  6.02, automatically  and  without  further  action  pass  to  and be  vested  in the
Indenture Trustee pursuant to this Section 6.01; and, without limitation,  the
Indenture  Trustee is hereby  authorized and empowered to execute and deliver, on behalf of the Master  Servicer as  attorney-in-fact  or otherwise,  any and all documents and other  instruments and to do or accomplish all other acts or things  necessary  or  appropriate  to effect the  purposes  of such notice of termination,  whether to complete the transfer and  endorsement  or assignment of the  Mortgage  Loans  and  related  documents,  or  otherwise.  The  Master
Servicer  agrees to cooperate  with the  Indenture  Trustee in  effecting  the termination  of  the  Master  Servicer's  rights  and  obligations  hereunder, including,  without  limitation,  the transfer to the Indenture Trustee of (i)
the property and amounts  which are then or should be part of the Trust Estate or which  thereafter  become part of the Trust Estate;  and (ii)  originals or copies of all  documents of the Master  Servicer  reasonably  requested by the
Indenture  Trustee  to  enable  it to  assume  the  Master  Servicer's  duties
thereunder.   In  addition  to  any  other   amounts   which  are  then,   or,
notwithstanding  the termination of its activities  under this Agreement,  may become  payable  to the  Master  Servicer  under  this  Agreement,  the Master
Servicer shall be entitled to receive,  out of any amount  received on account of a Mortgage  Loan or related REO  Property,  that  portion of such  payments which it would have received as  reimbursement  under this Agreement if notice of  termination  had  not  been  given.  The  termination  of the  rights  and obligations of the Master Servicer shall not affect any  obligations  incurred by the Master Servicer prior to such termination.

      Notwithstanding  the  foregoing,  if an Event of  Default  described  in clause (vi) of this  Section 6.01  shall occur of which a Responsible  Officer of the Indenture  Trustee has received written notice or has actual knowledge, the  Indenture  Trustee  shall,  by notice in writing to the Master  Servicer, which may be delivered by telecopy,  immediately  terminate  all of the rights
and  obligations  of  the  Master  Servicer   thereafter  arising  under  this
Agreement,  but without prejudice to any rights it may have as a Noteholder or to  reimbursement of Monthly Advances and other advances of its own funds, and the Indenture  Trustee shall thereupon become the successor Master Servicer as provided  in Section  6.02 and carry out the  duties of the  Master  Servicer, including the  obligation to make any Monthly  Advance the nonpayment of which was an Event of Default  described  in clause (vi) of this Section  6.01.  Any such action taken by the Indenture  Trustee must be prior to the  distribution on the relevant Payment Date.

Section 6.02.     Indenture  Trustee to Act;  Appointment  of  Successor.  (a)
Upon the receipt by the Master  Servicer of a notice of  termination  pursuant to  Section  6.01 or an Opinion of  Counsel  pursuant  to Section  5.05 to the effect that the Master  Servicer is legally  unable to act or to delegate  its duties to a Person which is legally able to act, the  Indenture  Trustee shall automatically  become the successor in all respects to the Master  Servicer in its capacity under this Agreement and the  transactions  set forth or provided for  herein  and shall  thereafter  be  subject  to all the  responsibilities, duties,  liabilities and limitations on liabilities relating thereto placed on the Master  Servicer by the terms and provisions  hereof;  provided,  however, that the  Seller  shall have the right to either  (a)  immediately  assume the duties of the Master  Servicer  or (b)  select a  successor  Master  Servicer;
provided  further,   however,   that  the  Indenture  Trustee  shall  have  no
obligation  whatsoever  with  respect  to any  liability  (including  advances deemed  recoverable  and not  previously  made with  respect  to the  relevant
Payment Date giving rise to the Master  Servicer  Event of Default which shall be made by such successor Master Servicer)  incurred by the Master Servicer at or prior to the time of  termination.  As compensation  therefor,  but subject to Section  5.06,  the  Indenture  Trustee  shall be entitled to  compensation which the Master  Servicer  would have been  entitled  to retain if the Master
Servicer had  continued  to act  hereunder,  except for those  amounts due the
Master Servicer as  reimbursement  permitted under this Agreement for advances previously made or expenses  previously  incurred.  Notwithstanding the above, the  Indenture  Trustee may, if it shall be unwilling so to act, or shall,  if it is  legally  unable so to act,  appoint or  petition  a court of  competent jurisdiction to appoint,  any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved  servicer,  and with respect to a successor to the Master  Servicer only,  having a net worth of not less than
$10,000,000,  as  the  successor  to  the  Master  Servicer  hereunder  in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder;  provided,  that the Indenture Trustee shall obtain a letter from each Rating  Agency that the ratings,  if any, on each of the Notes will not be lowered as a result of the  selection  of the  successor to the Master  Servicer.  Pending  appointment  of a  successor  to the Master
Servicer  hereunder,  the Indenture  Trustee shall be the successor and act in such capacity as hereinabove  provided.  In connection  with such  appointment and  assumption,  the  Indenture  Trustee may make such  arrangements  for the compensation  of such  successor out of payments on the Mortgage  Loans as the
Company  and  such  successor  shall  agree;   provided,   however,  that  the
provisions  of Section  5.06 shall  apply,  the  compensation  shall not be in excess of that which the Master  Servicer  would have been  entitled to if the
Master Servicer had continued to act hereunder,  and that such successor shall
undertake  and  assume  the   obligations  of  the  Master   Servicer  to  pay
compensation to any third Person acting as an agent or independent  contractor in  the  performance  of  master  servicing  responsibilities  hereunder.  The
Indenture  Trustee and such successor shall take such action,  consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)   If the  Indenture  Trustee  shall  succeed  to any  duties of the Master
Servicer  respecting the Mortgage Loans as provided herein,  it shall do so in a  separate  capacity  and  not in its  capacity  as  Indenture  Trustee  and,
accordingly,   the  provisions  of  Article  VI  of  the  Indenture  shall  be inapplicable  to the  Indenture  Trustee in its duties as the successor to the
Master  Servicer  in  the  servicing  of the  Mortgage  Loans  (although  such provisions  shall  continue to apply to the Indenture  Trustee in its capacity as Indenture  Trustee);  the provisions of Article V, however,  shall apply to it in its capacity as successor master servicer.

Section 6.03.     Notification  to   Noteholders.   Upon  any  termination  or
appointment  of a successor  to the Master  Servicer,  the  Indenture  Trustee shall give prompt written  notice  thereof to Noteholders at their  respective addresses appearing in the Note Register and to the Rating Agencies.

Section 6.04.     Waiver of Defaults.  The Indenture  Trustee  shall  transmit by mail to all Noteholders,  within 60 days after the occurrence of any Master
Servicer  Event of Default  of which a  Responsible  Officer of the  Indenture
Trustee  received written notice or has actual  knowledge,  unless such Master
Servicer  Event of Default  shall have been cured,  notice of each such Master
Servicer  Event of Default.  The Holders of Notes  aggregating at least 51% of the Note  Principal  Balance of the Notes may,  on behalf of all  Noteholders,
waive  any  default  by  the  Master   Servicer  in  the  performance  of  its
obligations  hereunder and the consequences  thereof,  except a default in the making of or the causing to be made any  required  distribution  on the Notes, which default may only be waived by Holders of Notes  aggregating  100% of the
Note Principal  Balance of the Notes.  Upon any such waiver of a past default, such default shall be deemed to cease to exist,  and any Master Servicer Event of Default arising  therefrom shall be deemed to have been timely remedied for every  purpose  of  this  Agreement.  No  such  waiver  shall  extend  to  any subsequent or other default or impair any right  consequent  thereon except to the extent  expressly so waived.  The  Indenture  Trustee shall give notice of any such waiver to the Rating Agencies.

                                 ARTICLE VII
                           Miscellaneous Provisions

Section 7.01.     Amendment.  (a) This  Agreement  may be amended from time to time by the Issuer,  the Company,  the  Depositor,  the Master  Servicer,  the
Securities  Administrator and the Indenture Trustee,  without notice to or the consent  of any of the  Noteholders,  to cure any  ambiguity,  to  correct  or supplement  any  provisions  herein  or  therein  that  may  be  defective  or inconsistent with any other provisions  herein or therein,  to comply with any changes in the Code or to make any other  provisions  with  respect to matters or questions  arising  under this  Agreement  which shall not be  inconsistent with the provisions of this  Agreement;  provided,  however,  that such action shall not, as evidenced by an Opinion of Counsel,  addressed to the  Indenture
Trustee,  adversely  affect  in any  material  respect  the  interests  of any
Noteholder.

(b)   This Agreement may also be amended from time to time by the Issuer,  the
Company, the Master Servicer, the Depositor,  the Securities Administrator and
the Indenture  Trustee,  with the consent of the Holders of Notes  aggregating at least 51% of Note  Principal  Balance  of the  Notes,  for the  purpose  of adding any provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement or of modifying in any manner the rights of the
Noteholders;  provided,  however,  that no such amendment  shall (i) reduce in any  manner  the amount  of, or delay the  timing  of,  payments  received  on
Mortgage  Loans which are required to be  distributed  on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid  percentage of
Notes the  Holders of which are  required  to  consent to any such  amendment,
without  the   consent  of  the   Holders  of  all  Notes  then   outstanding.
Notwithstanding  any other  provision of this  Agreement,  for purposes of the giving or  withholding  of consents  pursuant to this Section  7.01(b),  Notes registered  in the  name  of or  held  for  the  benefit  of the  Issuer,  the
Depositor,  the  Securities   Administrator,   the  Master  Servicer,  or  the
Indenture  Trustee or any  Affiliate  thereof  shall be entitled to vote their
Percentage Interests with respect to matters affecting such Notes.

(c)   Promptly  after  the  execution  of any such  amendment,  the  Indenture
Trustee shall furnish a copy of such amendment or written  notification of the substance  of such  amendment  to each  Noteholder,  with a copy to the Rating
Agencies.

(d)   In the case of an amendment  under  Subsection  7.01(b) above,  it shall not be necessary for the  Noteholders to approve the  particular  form of such an amendment.  Rather,  it shall be sufficient if the Noteholders  approve the substance  of the  amendment.  The manner of  obtaining  such  consents and of evidencing the  authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

(e)   Prior  to  the  execution  of  any  amendment  to  this  Agreement,  the
Indenture  Trustee  shall be  entitled  to receive and rely upon an Opinion of
Counsel  addressed to the Indenture Trustee stating that the execution of such amendment  is  authorized  or  permitted  by  this  Agreement.  The  Indenture
Trustee,  the Master Servicer and the Securities  Administrator may, but shall not be  obligated  to,  enter into any such  amendment  which  affects its own respective rights, duties or immunities under this Agreement.

Section 7.02.     Recordation  of  Agreement.   To  the  extent  permitted  by
applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.
The  Depositor  shall  effect  such  recordation,  at the expense of the Trust
Estate  upon  the  request  in  writing  of a  Noteholder,  but  only  if such direction is accompanied by an Opinion of Counsel  (provided at the expense of the Noteholder  requesting  recordation)  to the effect that such  recordation would materially and  beneficially  affect the interests of the Noteholders or is required by law.

Section 7.03.     Governing  Law.  THIS  AGREEMENT  AND  THE  NOTES  SHALL  BE
CONSTRUED  IN  ACCORDANCE  WITH  THE LAWS OF THE  STATE  OF NEW  YORK  WITHOUT
REFERENCE  TO ITS  CONFLICT  OF LAWS RULES  (OTHER THAN  SECTION  51401 OF THE
GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE
CHOICE  OF SUCH  LAW AS THE  GOVERNING  LAW  HEREUNDER)  AND THE  OBLIGATIONS,
RIGHTS  AND  REMEDIES  OF  THE  PARTIES   HEREUNDER  SHALL  BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 7.04.     Notices.  All  demands  and  notices  hereunder  shall be in writing and shall be deemed  given when  delivered at  (including  delivery by facsimile) or mailed by registered  mail,  return receipt  requested,  postage prepaid,  or by  recognized  overnight  courier,  to (i) in  the  case  of the
Depositor,  383 Madison  Avenue,  New York,  New York 10179,  Attention:  Vice
President-Servicing,  telecopier  number:  (212)  272-5591,  or to such  other address as may hereafter be furnished to the other parties  hereto in writing;
(ii) in the case of the Indenture  Trustee,  at the Corporate  Trust Office or
such other address as may  hereafter be furnished to the other parties  hereto in writing;  (iii) in the case of the Company,  383 Madison Avenue,  New York,
New York 10179, Attention: Vice President-Servicing,  telecopier number: (212)
272-5591,  or to such other address as may hereafter be furnished to the other parties  hereto  in  writing;  (iv) in the  case  of the  Master  Servicer  or
Securities  Administrator,  Wells Fargo Bank, National  Association,  P.O. Box
98,  Columbia  Maryland 21046 (or, in the case of overnight  deliveries,  9062
Old Annapolis  Road,  Columbia,  Maryland 21045)  (Attention:  Corporate Trust
Services - MortgageIT  2004-1),  facsimile no.: (410) 715-2380,  or such other address as may hereafter be furnished to the other parties  hereto in writing;
or (v) in the case of the Issuer,  to MortgageIT  Trust 2004-1 c/o  Wilmington
Trust  Company,  Rodney Square North,  1100 North Market  Street,  Wilmington,
Delaware  19890,  Attention:  Corporate  Trust  Administration,  or such other address as may hereafter be furnished to the other parties  hereto in writing;
(vi) in the case of the Owner Trustee,  to Wilmington  Trust  Company,  Rodney
Square  North,   1100  North  Market  Street,   Wilmington,   Delaware  19890,
Attention:  Corporate  Trust  Administration,  or such  other  address  as may hereafter be furnished to the other  parties  hereto in writing;  and (vii) in the  case of the  Rating  Agencies,  Standard  &  Poor's,  a  division  of The
McGraw-Hill  Companies,  Inc.,  55 Water Street,  New York, New York 10041 and
Moody's Investors  Service,  Inc., 99 Church Street, New York, New York 10007.
Any notice  delivered to the Depositor,  the Master  Servicer,  the Securities
Administrator,  the Indenture  Trustee,  the Issuer or the Owner Trustee under this Agreement  shall be effective only upon receipt.  Any notice  required or permitted to be mailed to a  Noteholder,  unless  otherwise  provided  herein, shall be given by first-class  mail,  postage prepaid,  at the address of such
Noteholder  as shown in the Note  Register.  Any  notice so mailed  within the time prescribed in this Agreement shall be conclusively  presumed to have been duly given when mailed, whether or not the Noteholder receives such notice.

Section 7.05.     Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severed from the  remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.

Section 7.06.     Successors  and Assigns.  The  provisions of this  Agreement
shall  be  binding  upon  the  parties  hereto,   the  Noteholders  and  their
respective  successors  and  assigns.  The  Indenture  Trustee  shall have the right to exercise all rights of the Issuer under this Agreement.

Section 7.07.     Article  and  Section  Headings.  The  article  and  section headings  herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 7.08.     Counterparts.  This  Agreement  may  be  executed  in two or more  counterparts  each of which when so executed and  delivered  shall be an original  but  all of  which  together  shall  constitute  one  and  the  same instrument.

Section 7.09.     Notice to  Rating  Agencies.  The  Indenture  Trustee  shall promptly  provide  notice to each Rating  Agency  with  respect to each of the following of which a Responsible  Officer of the Indenture  Trustee has actual knowledge or written notice:

1.    Any material change or amendment to this Agreement;

2.    The  occurrence  of any Master  Servicer  Event of Default  that has not been cured;

3.    The  resignation or termination  of the Master  Servicer,  the Indenture
      Trustee or the Securities Administrator; and

4.    Any change in the location of the Payment Account.

Section 7.10.     Termination.      The     respective     obligations     and
responsibilities  of the parties hereto  created  hereby shall  terminate upon the  satisfaction  and  discharge  of the  Indenture  pursuant to Section 4.10 thereof and, if applicable,  the optional  redemption of the Notes pursuant to
Section 8.07 thereof.  Upon the  presentation  and surrender of the Notes, the
Securities  Administrator  shall distribute to the remaining  Noteholders,  in
accordance  with  their  respective   interests,   all  distributable  amounts
remaining in the Payment  Account.  Following  such final  Payment  Date,  the
Indenture  Trustee shall, or shall cause the Custodian to, release promptly to the Issuer or its  designee  the  Mortgage  Files for the  remaining  Mortgage
Loans,  and the Payment  Account shall  terminate,  subject to the  Securities
Administrator's  obligation to hold any amounts  payable to the Noteholders in trust without interest pending final distributions pursuant to the Indenture.

Section 7.11.     No  Petition.   Each  party  to  this  Agreement  (and  with
respect  to Wells  Fargo,  solely in its  capacities  as Master  Servicer  and
Securities  Administrator and not in its individual or corporate  capacity) by entering into this Agreement,  hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution  against the
Issuer,  any bankruptcy  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any  obligations  of the Issuer.
This section shall survive the termination of this Agreement by one year.

Section 7.12.     No  Recourse.  The  Master  Servicer  acknowledges  that  no recourse may be had against the Issuer,  except as may be expressly  set forth in this Agreement.

Section 7.13.     Additional   Terms   Regarding   Indenture.   The  Indenture
Trustee shall have only such duties and  obligations  under this  Agreement as are  expressly set forth  herein,  and no implied  duties on its part shall be read into this  Agreement.  In entering into and acting under this  Agreement, the  Indenture  Trustee  shall be entitled  to all of the rights,  immunities, indemnities and other protections set forth in Article VI of the Indenture.

      IN  WITNESS  WHEREOF,  the  Depositor,  the  Issuer,  the  Company,  the
Indenture Trustee,  the Master Servicer and the Securities  Administrator have caused their names to be signed hereto by their respective  officers thereunto duly authorized as of the day and year first above written.

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                    INC., as Depositor

                                    By:
                                    Name:  Baron Silverstein
                                    Title:  Vice President

                                    MortgageIT TRUST 2004-1,
                                    as Issuer

                                    By:  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity, but solely as Owner
                                    Trustee

                                    By:
                                    Name:  Heather L. Maier
                                    Title:  Financial Services Officer

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY, as
                                    Indenture Trustee

                                    By:
                                    Name:
                                    Title:

                                    EMC MORTGAGE CORPORATION

                                    By:
                                    Name:  Dana Dillard
                                    Title:  Senior Vice President

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Master Servicer

                                    By:
                                    Name:  Stacey Taylor
                                    Title:  Assistant Vice President

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Securities Administrator

                                    By:
                                    Name:  Stacey Taylor
                                    Title:  Assistant Vice President

STATE OF NEW YORK           )
                            )  ss.:
COUNTY OF NEW YORK          )

      On the 30th day of  September,  2004  before me, a notary  public in and for said State,  personally  appeared Baron  Silverstein,  known to me to be a
Vice  President  of  Structured  Asset  Mortgage   Investments  II  Inc.,  the
corporation  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Notary Public

[Notarial Seal]

STATE OF DELAWARE               )
                                ) ss.:
COUNTY OF WILMINGTON            )

      On the 30th day of  September,  2004  before me, a notary  public in and for said State,  personally  appeared  Heather L.  Maier,  known to me to be a
Financial  Services  Officer of  Wilmington  Trust  Company,  the entity  that executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said entity,  and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Notary Public

[Notarial Seal]

STATE OF CALIFORNIA             )
                                ) ss.:
COUNTY OF ORANGE                )

      On the 30th day of  September,  2004  before me, a notary  public in and for said  State,  personally  appeared  _______________,  known to me to be an
Associate of Deutsche Bank National  Trust  Company,  the entity that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said entity,  and  acknowledged  to me that such entity  executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND               )
                                ) ss.:
COUNTY OF HOWARD                )

      On the 30th day of  September,  2004  before me, a notary  public in and for  said  State,  personally  appeared  Stacey  Taylor,  known to me to be an
Assistant  Vice  President  of Wells Fargo  Bank,  National  Association,  the
entity that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said entity,  and  acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Notary Public

[Notarial Seal]

STATE OF MARYLAND               )
                                ) ss.:
COUNTY OF HOWARD                )

      On the 30th day of  September,  2004  before me, a notary  public in and for  said  State,  personally  appeared  Stacey  Taylor,  known to me to be an
Assistant  Vice  President  of Wells Fargo  Bank,  National  Association,  the
entity that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said entity,  and  acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Notary Public

[Notarial Seal]

STATE OF TEXAS                  )
                                ) ss.:
COUNTY OF DALLAS                )

      On the 30th day of  September,  2004  before me, a notary  public in and for said State,  personally appeared Dana Dillard, known to me to be an Senior
Vice President of EMC Mortgage Corporation,  the corporation that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Notary Public

[Notarial Seal]

                                                                     EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                           [Provided Upon Request]

                                                                     EXHIBIT B

                       REQUEST FOR RELEASE OF DOCUMENTS

To:       Deutsche Bank National Trust Company (the "Indenture Trustee")
          [_______________]
          [_______________]

          Deutsche Bank National Trust Company (the "Custodian")
          [_______________]
          [_______________]

RE:       Sale and Servicing Agreement, dated as of September 30, 2004 (the
          "Sale and Servicing Agreement"), among MortgageIT Mortgage Loan Trust
          2004-1 as Issuer, Structured Asset Mortgage Investments II Inc., as
          Depositor, Deutsche Bank National Trust Company, as Indenture
          Trustee, Wells Fargo Bank, National Associations, as Securities
          Administrator and Master Servicer and EMC Mortgage Corporation, as
          Seller.

      In connection with the  administration of the Mortgage Loans held by the
Custodian  for  the  benefit  of  the  Indenture   Trustee   pursuant  to  the
above-captioned  Sale and  Servicing  Agreement,  we request the release,  and hereby  acknowledge  receipt,  of the  Mortgage  File  for the  Mortgage  Loan described below, for the reason indicated.

      This release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____    1.   Mortgage Paid in Full and proceeds have been deposited into the
             Payment Account

____    2.   Foreclosure

____    3.   Substitution

____    4.   Other Liquidation

____    5.   Nonliquidation        Reason:

____    6.   California Mortgage Loan paid in full

                                            By:

                                                    (authorized signer)

                                            Issuer:
                                            Address:
                                            Date:

                                                                     EXHIBIT C

                        MORTGAGEIT SERVICING AGREEMENT

                           [Provided Upon Request]

                                                                     EXHIBIT D

                             ASSIGNMENT AGREEMENT

                           [Provided Upon Request]

                                                                     EXHIBIT E

                       MORTGAGE LOAN PURCHASE AGREEMENT